SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BT INVESTMENT FUNDS

BT PYRAMID MUTUAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

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February 25, 2003

Dear Shareholder:

Your fund and certain other funds within the Scudder Funds Complex are holding shareholder meetings at which shareholders will be asked to approve (a) new advisory and sub-advisory agreements and (b) for shareholders of Scudder Lifecycle Long Range Fund (“Lifecycle Long Range Fund”), the merger of their fund into Scudder Asset Management Fund (“Asset Management Fund”).

On September 27, 2002, Deutsche Bank AG (“Deutsche Bank”) agreed to sell its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments (“NTI”), an indirect investment advisory subsidiary of Northern Trust Corporation. This sale was completed on January 31, 2003. As part of this sale, most of the members of the index team responsible for the management of your fund became employees of NTI. In connection with this sale, we are proposing that you approve NTI as a sub-advisor to the master fund into which your fund invests its assets. Your fund will incur no additional cost as a result of NTI’s providing sub-advisory services.

In addition, we are asking you to approve a new investment advisory agreement between Deutsche Asset Management, Inc. (“DeAM, Inc.”), the current investment advisor to your fund, and the master fund into which your fund invests its assets. This investment advisory agreement will be identical to the current investment advisory agreement, except for the dates of execution, effectiveness and initial term, and except that the new advisory agreement will also contain a specific provision with respect to DeAM, Inc.’s delegation of duties under the new advisory agreement to an unaffiliated sub-advisor. Currently, the investment advisory agreement permits DeAM, Inc. to appoint an affiliate as a sub-advisor but does not contain a provision specifically allowing for delegation of advisory duties to a sub-advisor which is not an affiliate.

We are also asking shareholders of the Lifecycle Long Range Fund to approve a proposed merger whereby Lifecycle Long Range Fund would merge into Asset Management Fund. If shareholders approve the merger, their shares would be exchanged for an equal value of shares of a newly-created class of Asset Management Fund with the same rights and terms as the shares of Lifecycle Long Range Fund which the shareholders currently hold.

The enclosed proxy statement details these proposals. For your convenience, we’ve provided a question and answer section that gives a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

Please be assured that:

•	Approval of the proposals to approve advisory and sub-advisory agreements would have no effect on the number of shares you own or the value of those shares.
•	The investment objectives and policies of your fund would not change. If shareholders of Lifecycle Long Range Fund approve the merger, your fund would merge into a fund with identical investment objectives and policies.
•	The advisory fees applicable to your fund would not change. The sub-advisory fees to be paid to NTI would be paid by DeAM, Inc. The advisory fees to be paid by shareholders of Lifecycle Long Range Fund as shareholders of Asset Management Fund after the merger would remain the same as currently.
•	The members of your fund’s Board carefully reviewed the proposals prior to recommending that you vote in favor of the proposals.

To vote, simply complete the enclosed proxy card(s)—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the Internet or by telephone as described on your proxy card.

Please note: if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

Respectfully,

William Glavin

President

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Q&A

Q: What is the purpose of this proxy solicitation?

A: The purpose of this proxy solicitation is to ask you to vote on the following proposals:

■	to approve a new investment advisory agreement between your fund’s corresponding master fund, or portfolio, into which your fund invests its investable assets (each, a “Portfolio,” and together the “Portfolios”) and Deutsche Asset Management, Inc. (“DeAM, Inc.”), the investment advisor for each of the Portfolios;

■	to approve an investment sub-advisory agreement for your fund’s Portfolio between DeAM, Inc. and Northern Trust Investments, Inc. (“NTI”); and

■	for shareholders of Scudder Lifecycle Long Range Fund (“Lifecycle Long Range Fund”), to approve a proposed merger pursuant to which shares of Lifecycle Long Range Fund will be exchanged for an equal value of shares of a newly created corresponding series of Scudder Asset Mangement Fund (“Asset Mangement Fund”).

Your fund operates as a feeder fund in a master-feeder fund arrangement with one of the Portfolios. Under the Investment Company Act of 1940, as amended, your fund’s voting rights with respect to the Portfolio interests that it holds must be passed through to the fund’s own shareholders.

THE BOARD OF TRUSTEES OF THE TRUST AND OF EACH PORTFOLIO RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q: Why am I being asked to vote for new investment advisory and sub-advisory agreements?

A: On September 27, 2002, Deutsche Bank AG, the parent company of DeAM, Inc., entered into an agreement with NTI under which Deutsche Bank agreed to sell its global passive equity, enhanced equity and passive fixed income businesses to NTI. The sale was completed on January 31, 2003.

Q&A continued

As part of this transaction, certain employees of DeAM, Inc., including most members of the index team responsible for management of your fund, became employees of NTI pursuant to an agreement described in the proxy statement. Under this agreement, these individuals have been made available to DeAM, Inc. by NTI and will continue to manage your fund pursuant to the current advisory agreement until approval of the sub-advisory agreement. If the shareholders approve the new sub-advisory agreement, these employees will no longer be made available to DeAM, Inc. but are expected to continue to provide services to your fund under the sub-advisory agreement as employees of NTI. DeAM, Inc. and NTI have advised your fund’s Board of Trustees that if the sub-advisory agreement is approved, these same individuals would continue to be responsible for the management of your fund at NTI and would continue to use substantially the same investment process. We are recommending that shareholders approve NTI as the sub-advisor to your fund.

We are also recommending that you approve a new investment advisory agreement for your Portfolio on behalf of your fund. The new advisory agreement will be identical to the current investment advisory agreement, except for the dates of execution, effectiveness and initial term, and except that the new advisory agreement will contain a specific provision in regard to DeAM, Inc.’s delegation of some or all of its duties (under the supervision of DeAM, Inc.) to a non-affiliated sub-advisor. This change is intended to facilitate the appointment of NTI as sub-advisor to your fund.

In determining to recommend that the shareholders approve the new advisory and sub-advisory agreements, we—the Board of Trustees of your fund and the Board of Trustees of your Portfolio—considered, among other factors, that approval of the proposed sub-advisory agreements would permit the Portfolios to continue to be managed by most of the same investment advisory personnel who currently provide services to the Portfolios. Among other factors, the Boards also considered the nature, scope and quality of services that DeAM, Inc. provides under the current advisory agreement and would provide under the proposed advisory agreements and that NTI would likely provide to the Portfolios under the proposed sub-advisory agreements. The Boards also considered that the advisory fee rates and other fees paid by the Portfolios would not change as a result of the implementation of the new advisory and sub-advisory agreements.

Q: Will the investment advisor to my fund remain the same?

Yes. Under the proposed new advisory agreements, DeAM, Inc. will remain the advisor to your fund. (If the shareholders of Lifecycle Long Range Fund approve the merger, they will continue to receive investment advisory services from DeAM, Inc. as shareholders of Asset Management Fund.) If the proposed advisory and sub-advisory agreements are approved, DeAM, Inc. will supervise the provision of sub-advisory services to your fund. As described, the employees of the index team responsible for

Q&A continued

management of your fund and its Portfolio have become employees of NTI but have been made available to DeAM, Inc. until approval of the sub-advisory agreement and will continue to provide services to your fund and its Portfolio.

Q: Will the investment advisory fees my fund pays remain the same?

A: Yes. The investment advisory fee rate charged under the proposed advisory agreement with DeAM, Inc. will remain the same as under the current advisory agreement. The fee proposed to be paid to NTI for its sub-advisory services to your fund will be paid by DeAM, Inc., not by your fund or its Portfolio.

Q: Why are shareholders of the Lifecycle Long Range Fund being asked to approve the merger of their fund?

A: The Lifecycle Long Range Fund and the Asset Management Fund are both part of the Scudder Fund Complex. The funds have identical investment objectives, policies and strategies. Each fund’s investment objective is high total return with reduced risk over the long term. Each fund seeks to reach its investment objective by investing in three principal asset classes—stocks, bonds and short-term instruments through its investment of all of its investable assets in the Asset Management Portfolio. The merger is being proposed to eliminate the smaller Lifecycle Long Range Fund, while providing its shareholders with an opportunity to continue pursuing the same investment objective, policies and strategies as currently with no change in fees.

Q: Will the fees paid by Lifecycle Long Range Fund shareholders increase as a result of the merger?

A: No. If shareholders of Lifecycle Long Range Fund approve the merger, they will receive shares of a new class of Asset Management Fund in exchange for their shares of Lifecycle Long Range Fund. The overall expenses of this new class of Asset Management Fund will be the same as the current expenses of the Lifecycle Long Range Fund.

Q: Are there any tax consequences of the merger for Lifecycle Long Range Fund shareholders?

A: No. The merger will be tax free for federal income tax purposes. Lifecycle Long Range Fund shareholders will not recognize any taxable gain or loss in connection with the merger, and the current tax basis for their Lifecycle Long Range Fund shares will become the tax basis for the new class of shares they will receive as a result of the merger. The Lifecycle Long Range Fund is required to distribute to shareholders any of the Lifecycle Long Range Fund’s undistributed capital gains or income immediately prior to the merger, as of January 31, 2003, no capital gains existed. Further, based on the Lifecycle Long Range Fund’s portfolio and market conditions as of that date, the Lifecycle Long Range Fund does not expect to have any undistributed capital gains at

Q&A continued

the time of the merger. The Lifecycle Long Range Fund, however, is unable to predict market conditions as of the date of the merger, and a capital gains distribution, while not likely, is possible.

Q: What are the Boards’ recommendations?

A: The Boards of Trustees of your fund and its Portfolio recommend that all shareholders vote “FOR” the approval of the new advisory agreements and the new sub-advisory agreements. The Boards of Trustees of the Lifecycle Long Range Fund and the Asset Management Portfolio recommend that shareholders of the Lifecycle Long Range Fund vote “FOR” approval of the merger.

Q: Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A: No, DeAM, Inc. will bear these costs.

Q: How can I vote?

A: You can vote in any one of four ways:

■	Through the internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, with the enclosed proxy card; or

■	In person at the special meeting.

We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q: I plan to vote by mail. How should I sign my proxy card?

A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q: I plan to vote by telephone. How does telephone voting work?

A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

Q: I plan to vote through the internet. How does internet voting work?

A: To vote through the internet, please read and follow the instructions on your enclosed proxy card(s).

Q&A continued

Q: Whom should I call with questions?

A: Please call Georgeson Shareholder Communications, Inc. at 1-866-665-4743 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

Q: Why am I receiving proxy information on funds that I do not own?

A: Since shareholders of more than one fund are being asked to approve some of the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for the other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for several funds.

Q: What happens if I own shares in more than one fund?

A: If you have more than one fund in your name at the same address, you will receive separate proxy cards for each fund but may receive only one proxy statement, depending on whether the funds you own are included together in one proxy statement.

The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

BT INVESTMENT FUNDS

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

BT PYRAMID MUTUAL FUNDS

Scudder Asset Management Fund

One South Street

Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 17, 2003

Special meetings of shareholders of Scudder Lifecycle Long Range Fund (the “Lifecycle Long Range Fund”), Scudder Lifecycle Mid Range Fund (the “Lifecycle Mid Range Fund”), and Scudder Lifecycle Short Range Fund (the “Lifecycle Short Range Fund”), each a series of BT Investment Funds (the “Investment Trust”) and Scudder Asset Management (the “Asset Management Fund”), a series of BT Pyramid Mutual Funds (the “Pyramid Trust” and, with the Investment Trust, each, a “Trust” and together, the “Trusts”1) will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on March 17, 2003 (the “Special Meetings”). The Special Meeting for Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund will be held at 10 a.m. Eastern time and the Special Meeting for Asset Management Fund will be held at 10 a.m., Eastern time. The Trusts are open-end management investment companies, organized under the laws of the Commonwealth of Massachusetts. The Investment Trust is comprised of the Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund. The Pyramid Trust is comprised of the Asset Management Fund and other series which are not addressed in the accompanying joint proxy statement (“Proxy Statement”). Each of the Lifecycle Long Range Fund, Lifecycle Mid Range Fund, Lifecycle Short Range Fund and Asset Management Fund is referred to in this notice as a “Fund” and collectively as the “Funds.” Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a “Portfolio,” and together, the “Portfolios”). Each Fund seeks to achieve its respective investment objective by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or a series of a trust under the laws of the State of New York. Pursuant to the Investment Company Act of 1940, as amended, as applicable to master-feeder arrangements, each Fund’s voting rights with respect to the Portfolio interests that it holds are passed through to the Fund’s own shareholders.

[1]	Unless otherwise indicated, subsequent references in this Notice to the “Trust” should be read, for the applicable Fund’s shareholders, as referring to the Investment Trust or the Pyramid Trust, as applicable.

The Special Meetings are being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding proposals (the “Proposals”) in the Proxy Statement, and such other matters as may properly come before the Special Meetings or any adjournments thereof:

Proposal I: (All Funds)	To approve a new investment advisory agreement between a Fund’s corresponding Portfolio and Deutsche Asset Management, Inc. (“DeAM, Inc.”)

Proposal II: (All Funds)	To approve an investment sub-advisory agreement for a Fund’s corresponding Portfolio between DeAM, Inc. and Northern Trust Investments, Inc.

Proposal III: (Lifecycle Long Range Fund ONLY)

To approve an Agreement and Plan of Reorganization providing for the transfer of all the assets and scheduled liabilities of the Lifecycle Long Range Fund, a series of the Investment Trust, in exchange for shares of beneficial interest of a newly created corresponding series of the Asset Management Fund, a series of the Pyramid Trust (the “New Class”), and the distribution of New Class shares to shareholders of the Lifecycle Long Range Fund.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meetings or any adjournment thereof.

The close of business on December 18, 2002 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meetings. You are cordially invited to attend the Special Meetings for your Fund(s).

The Boards of Trustees of your Fund and of its Portfolio unanimously recommend that shareholders vote FOR the Proposals.

This notice and related proxy material are first being mailed to shareholders of the Funds on or about February 26, 2003. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

By Order of the Board of Trustees,

Daniel O. Hirsch,

Secretary

Boston, Massachusetts

February 25, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-665-4743.

2

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; “FOR” the approval of an investment sub-advisory agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.; for shareholders of the Lifecycle Long Range Fund, “FOR” the approval of the Agreement and Plan of Reorganization; and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name” through a broker, via the internet or telephone.

See your proxy card(s) for instructions for internet voting.

You may also call 1-866-767-2075 and vote by telephone.

If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts:    Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

BT INVESTMENT FUNDS

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Short Range Fund

BT PYRAMID MUTUAL FUNDS

Scudder Asset Management Fund

One South Street

Baltimore, Maryland 21202

PROXY STATEMENT FOR THE SPECIAL MEETING

OF SHAREHOLDERS

March 17, 2003

This joint proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of BT Investment Funds (the “Investment Trust”) of shareholders of Scudder Lifecycle Long Range Fund (the “Lifecycle Long Range Fund”) Scudder Lifecycle Mid Range Fund (the “Lifecycle Mid Range Fund”) and Scudder Lifecycle Short Range Fund (the “Lifecycle Short Range Fund”; and by the Board of Trustees of BT Pyramid Mutual Funds (the “Pyramid Trust” and with the Investment Trust, each a “Trust” and together the “Trusts”)1 of shareholders of Scudder Asset Management Fund (the “Asset Management Fund”) for use at the special meetings of the Trusts to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on March 17, 2003 and at any adjournments thereof (the “Special Meetings”). The Special Meeting for Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund will be held at 10 a.m., Eastern time and the Special Meeting for Asset Management Fund will be held at 10 a.m., Eastern time. Each of the Lifecycle Long Range Fund, Lifecycle Mid Range Fund and Lifecycle Short Range Fund and Asset Management Fund, is referred to in this Proxy Statement as a “Fund” and, collectively, as the “Funds”. This Proxy Statement and accompanying proxy card(s) (“Proxy”) are expected to be mailed to shareholders on or about February 26, 2003.

Each Fund operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each, a “Portfolio,” and together, the “Portfolios”). The Portfolios in which the Funds invest are organized as registered open-end management investment companies established as a trust or a series of a trust under the laws of the State of New York. Each Fund seeks to achieve its respective investment objective by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of a Trust, although all actions are actually taken by the applicable Trust on behalf of the applicable Fund. Some actions described as taken by or with respect to a Fund are actually actions to be taken by the corresponding Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. For the Funds, your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to its corresponding Portfolio. See “Background.”

[1]	Unless otherwise indicated, subsequent references in this Proxy Statement to the “Trust” should be read, for the applicable Fund’s shareholders, as referring to the Investment Trust or the Pyramid Trust, as applicable.

The Special Meetings are being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding proposals (the “Proposals”) discussed herein, and such other matters as may properly come before the Special Meetings or any adjournments thereof:

PROPOSAL I (All Funds)

To approve a new investment advisory agreement (each, a “New Advisory Agreement” and together, the “New Advisory Agreements”) between a Fund’s corresponding Portfolio and Deutsche Asset Management, Inc. (“DeAM, Inc.”)

PROPOSAL II: (All Funds)

To approve an investment sub-advisory agreement (each, a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”) for a Fund’s corresponding Portfolio between DeAM, Inc. and Northern Trust Investments, Inc. (“NTI”).

PROPOSAL III: (Lifecycle Long Range Fund ONLY)

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets and scheduled liabilities of the Lifecycle Long Range Fund, a series of the Investment Trust, in exchange for shares of beneficial interest of a newly created corresponding series of the Asset Management Fund, a series of the Pyramid Trust (the “New Class”), and the distribution of New Class shares to shareholders of the Lifecycle Long Range Fund.

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

The Funds’ shareholders are to consider the approval of the New Advisory Agreements between DeAM, Inc. and the corresponding Portfolio and the New Sub-Advisory Agreements between DeAM, Inc. and NTI, with respect to the applicable Portfolio, as indicated in the table below:

Fund	Corresponding Portfolio
Lifecycle Long Range Fund	Asset Management Portfolio
Lifecycle Mid Range Fund	Asset Management Portfolio II
Lifecycle Short Range Fund	Asset Management Portfolio III
Asset Management Fund	Asset Management Portfolio

[2]	If shareholders of Lifecycle Long Range Fund approve the merger, their Fund will be merged into Asset Management Fund and the investment advisory agreement for their Portfolio will be terminated with respect to their Fund. As shareholders of Asset Management Fund, they will continue to receive advisory services under the current advisory agreement and, if approved, the New Advisory Agreement and the New Sub-Advisory Agreement. If shareholders of the Lifecycle Long Range Fund do not approve the merger but do approve the New Advisory Agreement and the New Sub-Advisory Agreement for their Portfolio, the new agreements will be put in place for the Lifecycle Long Range Fund as discussed in this Proxy Statement.

VOTING INFORMATION

Notice of the Special Meetings and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, through the internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds’ shares, (c) payment to Georgeson Shareholder Communications, Inc. (“Georgeson”) a proxy solicitation firm for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc., the investment advisor for the Portfolios. Georgeson has been engaged at an estimated total cost of, for the Lifecycle Long Range Fund, $118.33; for the Lifecycle Mid Range Fund, $85.58; for the Lifecycle Short Range Fund, $29.92; and for the Asset Management Fund, $473.17. However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted. A shareholder may revoke a proxy voted by telephone or through the internet at any time prior to its exercise by (a) attending the Special Meeting to vote his/her shares in person or (b) executing a superseding Proxy in the same manner as his/her original Proxy.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on each Proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended March 31, 2002, as well as the most recent Semi-Annual Report succeeding the Annual Report of each Fund (each, a “Report”), have previously been furnished to the Funds’ respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust c/o Scudder Investments, 222 South Riverside Plaza, Chicago, Illinois, 60606 or by calling 1-800-621-1048. The Reports are also available on the Scudder Investments website at www.scudder.com and the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting for a Fund, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at such Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted “FOR” the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before such Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting(s) for his/her Fund(s) to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to a Special Meeting. Merely attending a Special Meeting without voting will not revoke a prior Proxy.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (“Deutsche Bank Trust”) may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting for such Fund. Accordingly, for each Proposal and for any other matter that may properly come before a Special Meeting, if Deutsche Bank Trust votes shares of a Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

In the event that a quorum is not present at a Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn a Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. A shareholder vote may be taken on one or more of the Proposals or on any other matter that may properly come before a Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as Proxies will vote those Proxies that they are entitled to vote “FOR” any Proposal in favor of an adjournment and will vote those Proxies required to be voted “AGAINST” any such Proposal against any adjournment. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for each Trust, majority of the outstanding shares of the Trust entitled to vote at the Special Meeting, i.e., for purposes of the Proposals, majority of the outstanding shares of the applicable Fund. For purposes of determining the presence of a quorum for transacting business at a Special Meeting, abstentions and broker “non-votes” (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See “Vote Required” for a further discussion of abstentions and broker non-votes.)

Shareholders of record at the close of business on December 18, 2002 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting for their Fund(s). The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record shares in more than one Fund will receive a package containing a Proxy Statement and Proxies for those Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in more than one Fund may receive a package containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

•	indicate your instructions on the Proxy (or Proxies);
•	date and sign the Proxy (or Proxies); and
•	mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Funds

Exhibit B to this Proxy Statement sets forth information as of the Record Date regarding the beneficial ownership of the Funds’ shares by the only persons known by each Fund to beneficially own more than 5% of the outstanding shares of the Fund. Collectively, the Trustees and executive officers of the Trust own less than 1% of each Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

Trust, Portfolio and Fund Structure.    The Trusts are open-end management investment companies, organized under the laws of the Commonwealth of Massachusetts. As indicated earlier, each Portfolio is a registered open-end management investment company established as trust or a series of a trust. DeAM, Inc., located at

280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Portfolio pursuant to the terms of investment advisory agreements (the “Current Advisory Agreements”). Pursuant to the Current Advisory Agreements, DeAM, Inc. currently supervises and assists in the management of the assets of each Portfolio and furnishes each Portfolio with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of each Portfolio and the compensation of all officers and executive employees of each Portfolio and Fund and all Trustees of the Portfolios and the Trusts who are affiliated with DeAM, Inc. If the New Advisory Agreements and New Sub-Advisory Agreements are approved, DeAM, Inc. will also supervise the provision of sub-advisory services to the Portfolios by NTI.

Master-Feeder Structure.    As indicated earlier, each Fund operates as a feeder fund in a master-feeder fund arrangement with the Portfolios, which serve as master funds. Each Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding Portfolio with the same investment objective and policies. The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), applicable to master-feeder arrangements, each Fund’s voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund’s own shareholders.

Information About the Transaction.    On September 27, 2002, Deutsche Bank AG (“Deutsche Bank”) and NTI entered into an agreement whereby Deutsche Bank would sell its global passive equity, enhanced equity and passive fixed income businesses to NTI. Deutsche Bank determined to sell its passive investment business in order to concentrate on active investment management. The sale to NTI encompasses all of Scudder Investment’s passive investment business in the Americas, Europe and the Far East. The sale was completed on January 31, 2003 (the “Closing Date”).

This sale and certain other matters pertaining thereto were completed pursuant to the terms of the Amended and Restated Sale and Purchase Agreement, dated as of the Closing Date, among Deutsche Bank, The Northern Trust Company (solely for purposes of its guarantee of payment and performance of NTI’s obligations under the Amended and Restated Sale and Purchase Agreement and certain other ancillary agreements) and NTI (the “Sale and Purchase Agreement”), a Transition Services and Set-up Agreement, dated as of the Closing Date, between Deutsche Bank, on behalf of itself and certain of its affiliates (the “DB Group”) and NTI (the “Transition Services Agreement”), and a Preferred Provider Agreement, dated as of the Closing Date, between Deutsche Bank, on behalf of itself and the DB Group and NTI (the “Preferred Provider Agreement”).

The Transition Services Agreement.    Pursuant to the terms of the Transition Services Agreement, Deutsche Bank and NTI agreed, among other things, that, for that period of time beginning on the Closing Date and ending as of the execution of the New Sub-Advisory Agreement, the investment advisory personnel who currently provide services to the Funds under the Current Advisory Agreements, and who became employees of NTI on the Closing Date, will be made available to DeAM, Inc. by NTI in order to assist DeAM, Inc. in fulfilling its management obligations to the Funds pursuant to the Current Advisory Agreements. Upon the execution of the New Sub-Advisory Agreement for a Fund, the terms of the Transition Services Agreement relating to these employees will terminate for that Fund and these individuals will remain employees of NTI and are anticipated to continue to provide services to that Fund under the New Sub-Advisory Agreement.

Preferred Provider Agreement.    Subject to any required approvals of a board of directors or trustees or shareholders, or other applicable legal (other than contractual) or fiduciary obligations of any member of the DB Group, and subject to certain exceptions, for a period of five years from the Closing Date NTI will be the preferred provider for Deutsche Bank and the DB Group over other third party providers for the provision of services similar to, but not limited to, those proposed to be provided to the Funds under the New Advisory Agreements and the New Sub-Advisory Agreements for those registered investment companies advised or sub-advised by DeAM, Inc. or other management companies part of the DB Group. The Preferred Provider Agreement provides that, to the extent consistent with its fiduciary duties and applicable law, the Deutsche Bank entity serving as advisor to a registered investment company will recommend to the board of directors or trustees of such registered investment company that NTI serve as sub-advisor with respect to any global passive equity, enhanced equity and passive fixed income investment management and investment advisory products and services, and similar services provided to such registered investment company.

Sale and Purchase Agreement—Non-compete Provision.    The Sale and Purchase Agreement provides in part that, for five years after the Closing Date, Deutsche Bank will not, and will not permit any person or entity that it controls, including DeAM, Inc., to, directly or indirectly, provide certain investment management services, including the passive index management services provided to the Funds under the Current Advisory Agreements and proposed to be provided by NTI under the New Sub-Advisory Agreements, absent certain exceptions, or solicit the members of the passive index management team who currently provide services to the Funds under the Current Advisory Agreements, and who are now employees of NTI (the “Non-compete Provision”). However, the Sale and Purchase Agreement further provides, in part, that, notwithstanding the Non-compete Provision, DeAM, Inc. may continue to serve as investment advisor for certain funds (including the Funds) for which NTI serves as sub-advisor pursuant to a sub-advisory agreement (including the New Sub-Advisory Agreement). Thus, if shareholders approve Proposal II, DeAM, Inc. will continue to serve as investment advisor to the Funds and will supervise the provision of sub-advisory services to the Funds by NTI. DeAM, Inc. has confirmed that the Non-compete Provision does not and would not prevent a Fund from terminating the New Sub-Advisory Agreement with NTI (or terminating a sub-advisory agreement with any future sub-advisor). In such an event, DeAM, Inc. could continue as advisor to that Fund and recommend to the Fund’s Board of Trustees that the Board consider approval of a sub-advisory agreement with another prospective sub-advisor.

For information about Northern Trust Corporation (“Northern Trust”), the parent company of NTI, and NTI, see “The Proposed Sub-Advisor” under Proposal II.

Other Information.    On June 4, 1999, Bankers Trust Company, the then-current advisor to the Portfolios, merged with Deutsche Bank. This merger and subsequent change in control of Bankers Trust Company required compliance with Section 15(f) of the 1940 Act, whose requirements are discussed further below. At that time, pursuant to Section 15(f), each Board declared its intention that at least 75% of its members would be disinterested persons within the contemplation of Section 15(f) and would remain disinterested persons for at least three years after the merger. Each Board has complied with this provision.

On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments (“Scudder”). Scudder became part of Deutsche Asset

Management and changed its name to Deutsche Investment Management Americas Inc. The combined organization is, as of December 31, 2001, the fourth largest asset manager in the world, with approximately $742 billion in assets under management as of September 30, 2002. Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. The Deutsche Asset Management family of funds and the Scudder Funds have been integrated into a single fund complex, the Scudder Fund Complex, with the investment operations of Scudder becoming part of an integrated global investment operation serving Deutsche Asset Management’s clients worldwide.

On July 30, 2002, each Fund elected eleven members of the Boards of Trustees of the Trust and its Portfolio as part of an overall plan to coordinate and enhance the efficiency of the governance of certain funds managed, advised, subadvised or administered by DeAM. The shareholders of each Fund also approved the Current Advisory Agreements in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management’s global organization by authorizing it, to the extent permissible by law and subject to further approval by the applicable Board of Trustees, to appoint certain affiliates as sub-advisors.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that an investment advisor of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied.

First, during the three (3) year period immediately following the transaction, at least 75% of the members of the Board of such investment company must not be “interested persons” of the current or successor advisor within the meaning of the 1940 Act. At least 75% of the current members of the Boards are not “interested persons” of DeAM, Inc. or NTI.

Second, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in Section 15(f)(1)(B) of the 1940 Act, the term “unfair burden” includes any arrangement during the two (2) year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any “interested person” (as defined in the 1940 Act) of such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

As described above, Deutsche Bank has sold its passive investment management businesses to NTI. While DeAM, Inc. did not assign its Current Advisory Agreements with the Portfolios to NTI in connection with this sale, it is proposing to delegate extensive responsibilities with respect thereto to NTI as provided for in the New Sub-Advisory Agreements. Accordingly, the Sale and Purchase Agreement provides that Deutsche Bank will use its reasonable best efforts to ensure the satisfaction of the conditions set forth in Section 15(f) of the 1940 Act, including the requirement that no

‘unfair burden’ (as defined in Section 15(f)(1)(B) of the 1940 Act) be imposed on the Portfolios. Further, pursuant to the Sale and Purchase Agreement, NTI has agreed (a) for a period of three years after the Closing Date, not to recommend or advise the Boards of Trustees of the Portfolios to change their composition such that less than 75% of the Board of Trustees of a Portfolio are not ‘interested persons’ of DeAM, Inc. or NTI and (b) for a period of two years after the Closing Date, not to itself impose upon the Portfolios an ‘unfair burden’ as a result of the transactions contemplated by the agreement between Deutsche Bank and NTI, or any terms, conditions or understandings applicable thereto, whether express or implied. However, nothing in the Sale and Purchase Agreement requires NTI to accept or receive less than the sub-advisory fee to be paid to NTI by DeAM, Inc. pursuant to the New Sub-Advisory Agreements, or to waive or reimburse any such fees.

PROPOSAL I

APPROVAL OF THE NEW ADVISORY AGREEMENTS

The New Advisory Agreements contain identical provisions as, and do not differ from, the Current Advisory Agreements pursuant to which services are provided to the Portfolios except for the dates of execution, effectiveness and initial term and except that the New Advisory Agreements would contain a specific provision authorizing DeAM, Inc., subject to approval by shareholders of the applicable Portfolio of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreements to non-affiliated sub-advisors, such as NTI. See “The New Advisory Agreements.”

The Advisory Agreements

The Current Advisory Agreements.    DeAM, Inc. currently serves as investment advisor to each of the Portfolios (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Boards of Trustees of the applicable Portfolio and the applicable Trust, including a majority of those members of the Boards of Trustees of the Portfolio or the Trust, respectively, who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Portfolios or DeAM, Inc. (the “Independent Trustees”) and were approved by the shareholders of the Portfolios on July 30, 2002.

If the New Advisory Agreements and New Sub-Advisory Agreements are approved, DeAM, Inc. will continue to serve as investment advisor to the Funds pursuant to the New Advisory Agreements. However, it will delegate many of its duties under the New Advisory Agreements to NTI and will supervise the provision of sub-advisory services to the Funds by NTI.

Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreements; and (ii) the most recent date on which the Current Advisory Agreements were approved by the applicable Portfolio’s and Trust’s Board of Trustees, including a majority of the Independent Trustees of the Portfolio and Trust, and the Trust’s and Portfolio’s shareholders.

The New Advisory Agreements.    If approved, the New Advisory Agreements will each remain in effect for an initial term of two years (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by (1) the applicable

Portfolio’s Board of Trustees or the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of the applicable Portfolio and (2) the vote of a majority of the Independent Trustees of the applicable Portfolio, cast in person at a meeting called for such purpose.

The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. The discussion of the New Advisory Agreements in this Proxy Statement is qualified in its entirety by reference to Exhibit D. The New Advisory Agreements contain identical provisions as, and do not differ from, the Current Advisory Agreements except for the dates of execution, effectiveness and initial term and except that the New Advisory Agreements contain a specific provision authorizing DeAM, Inc., subject to approval by shareholders of the applicable Portfolio of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreements to non-affiliated sub-advisors, such as NTI. In the event of a delegation, DeAM, Inc. will continue to supervise the services provided by NTI (or any future sub-advisor(s)) and the delegation will not relieve DeAM, Inc. of any of its obligations under the New Advisory Agreements (including, without limitation, the management of the Portfolio’s assets in accordance with the New Advisory Agreements).

The investment advisory fee rates proposed to be charged to the Portfolios under the New Advisory Agreements is the same as the investment advisory fee rates charged under the Current Advisory Agreements.

The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreements and the advisory fee paid by the applicable Portfolio for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

For a description of DeAM, Inc. and a discussion of the deliberations of the Boards of Trustees in determining to approve the New Advisory Agreements, see Proposal II.

PROPOSAL II

APPROVAL OF THE SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreements

It is being proposed that NTI serve as sub-advisor for the Portfolios pursuant to the terms of the New Sub-Advisory Agreements. The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit F. A description of the New Sub-Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit F.

Under the terms of the proposed New Sub-Advisory Agreements, NTI agrees, subject to the supervision and control of DeAM, Inc. and the Board of Trustees of the applicable Portfolio, to provide each Portfolio with investment advice and investment management services concerning the investments of the Portfolio. NTI will, among other things (a) determine what securities will be purchased, held, sold or reinvested by the Portfolio and what portion of the Portfolio’s assets shall be held uninvested in cash and cash equivalents; (b) make its officers and employees available to meet with the officers of DeAM, Inc. and the Portfolio’s officers and Trustees on due notice to review the investments and investment program of the Portfolio in the light of current and prospective economic and market conditions; (c) from time to time as the Board of

Trustees of the Portfolio or DeAM, Inc. may reasonably request, furnish to DeAM, Inc. and the Portfolio’s officers and Trustees reports on portfolio transactions and reports on issuers of securities held by the Portfolio; (d) provide advice and assistance to DeAM, Inc. as to the determination of the value of securities held or to be acquired by the Portfolio for valuation purposes; (e) maintain all accounts, books and records of the Portfolio and the Fund required of an investment advisor of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder, and preserve such records for the periods and in the manner prescribed under the 1940 Act and the rules and regulations thereunder; (f) maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to the New Sub-Advisory Agreements, including all means for the effecting of securities transactions; (g) permit DeAM, Inc., the Portfolio’s and Fund’s officers and the Portfolio’s and Fund’s independent public accountants to inspect and audit such records pertaining to the Portfolio and the Fund at reasonable times during normal business hours upon due notice; and (h) vote, pursuant to procedures described to the Board of Trustees of the Portfolio, all proxies solicited by or with respect to issuers of securities in which the assets of the Portfolio may be invested from time to time.

The investment advisory fee rate charged to the Portfolios under the Current Advisory Agreements and the proposed New Advisory Agreements is not proposed to be changed. If the New Sub-Advisory Agreements are approved, NTI will be paid a fee for its services under the New Sub-Advisory Agreements by DeAM, Inc. from its fee as investment advisor to the applicable Portfolio.

Generally.    If approved, the New Sub-Advisory Agreements will each remain in effect for an initial term of two years (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually (1) by the applicable Portfolio’s Board of Trustees or by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of the applicable Portfolio (i.e., in most cases, the applicable Fund or Funds) and (2) by a majority of the Independent Trustees of the applicable Portfolio who are not parties to such agreement, cast in person at a meeting called for such purpose. The New Sub-Advisory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days’ written notice by DeAM, Inc. or the applicable Portfolio’s Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Portfolio or upon 120 days’ written notice by NTI to DeAM, Inc. and the applicable Portfolio.

If shareholders approve the New Sub-Advisory Agreement, NTI will be paid a fee by DeAM, Inc. for its services rendered to each Portfolio pursuant to the New Sub-Advisory Agreement from DeAM, Inc.’s advisory fee. The amount payable will be computed daily and paid monthly, and will be equal, initially, on an annualized basis, to a percentage of each Portfolio’s net assets, as set forth in Exhibit A to the Form of New Sub-Advisory Agreement, set out in Exhibit F to this Proxy Statement. For purposes of this computation, the value of each Portfolio’s net assets will be computed as required by the 1940 Act, the method used to compute net assets for purposes of computing DeAM, Inc.’s fee under the Current Advisory Agreement and the New Advisory Agreement, and any procedures approved by the Board of Trustees for the computation of the value of the net assets of each Portfolio.

Subsequently, at such time as DeAM, Inc. may determine, the fee to be paid NTI for its services rendered to each Portfolio pursuant to the New Sub-Advisory Agreement will be based on aggregate assets covered by and the fee rate described in Exhibit A to the Form of New Sub-Advisory Agreement, set out in Exhibit F to this Proxy Statement. This fee (and the fee paid to NTI pursuant to other similar sub-advisory agreements between NTI and DeAM, Inc. or an advisory organization affiliated with DeAM, Inc.) is subject to modification of that amount by the parties to such New Sub-Advisory Agreement, based upon the following considerations: that any fee charged by NTI commencing no earlier than 24 months after the date of the New Sub-Advisory Agreement (a) will be no greater than those which NTI charges to any of its other clients receiving substantially similar sub-advisory, advisory or management services with substantially similar levels of assets under management and (b) will be competitive with the aggregate fees customarily charged by leading investment advisors that compete in the particular investment management market for substantially similar sub-advisory, advisory or management services with substantially similar levels of assets under management. Any modification of the fee will be further subject to approval by the Board of Trustees.

In no event will the amount of the sub-advisory fee paid to NTI by DeAM, Inc. be in excess of the amount paid by each Portfolio to DeAM, Inc. The sub-advisory fee rate to be paid to NTI pursuant to the immediately preceding paragraph will not exceed the initial sub-advisory fee rate to be paid to NTI unless the Board of Trustees so approves. In any event, the sub-advisory fee will be paid by DeAM, Inc., and not the Portfolios.

NTI is obligated to pay expenses associated with providing the services contemplated by the New Sub-Advisory Agreements. The Portfolios bear certain other expenses including the fees of the Portfolios’ Boards. Pursuant to the New Sub-Advisory Agreements, NTI’s fee will be payable solely by DeAM, Inc., from its fee as investment advisor to the applicable Portfolio. The Portfolios will have no responsibility for the sub-advisory fees payable to NTI. The services of NTI are not deemed to be exclusive and nothing in the New Sub-Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Portfolios) or from engaging in other activities.

Under the New Sub-Advisory Agreements, NTI will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of NTI, if such recommendation is made in good faith; provided that nothing therein shall be construed to protect NTI against any liability to DeAM, Inc., the Portfolios or to their shareholders to which NTI could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of NTI’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreements.

Since each Fund invests all of its investable assets in its corresponding Portfolio, portfolio transactions occur at the Portfolio level only. Subject to the provisions of the New Sub-Advisory Agreements and absent instructions from DeAM, Inc. or the applicable Portfolio, as investment sub-advisor NTI will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Portfolio with such brokers and dealers as it may select. In the selection of brokers or dealers and the placing of orders, NTI will seek for the Portfolios at all times the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, NTI will consider all factors it deems relevant including, without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

Pursuant to the New Sub-Advisory Agreements, NTI will have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Portfolios than another broker may have charged, and NTI will be authorized to place orders for the purchase and sale of securities for the Portfolios with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by DeAM, Inc. and the Board of Trustees of the applicable Portfolio from time to time with respect to the extent and continuation of this practice. NTI will provide such information as DeAM, Inc. or the Board of Trustees of the applicable Portfolio from time to time requests concerning the commissions paid by the Portfolio and research and other services provided to NTI by brokers executing transactions on behalf of the Portfolio. Further, under the terms of the New Sub-Advisory Agreement, DeAM, Inc. will have the right by written notice to identify securities that may not be purchased on behalf of the Portfolios and/or brokers and dealers through or with which portfolio transactions on behalf of the Portfolios may not be effected, including, without limitation, brokers or dealers affiliated with DeAM, Inc. NTI will refrain from purchasing such securities for the Portfolios or directing any portfolio transaction to any such broker or dealer on behalf of the Portfolios, unless and until the written approval of DeAM, Inc. or the Board of Trustees of the applicable Portfolio, as the case may be, is obtained. In addition, NTI will not direct portfolio transactions for the Portfolios with or through NTI or any broker or dealer that is an ‘affiliated person’ of NTI (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) without the prior written approval of the Board of Trustees of the applicable Portfolio and DeAM, Inc. and then only as permitted under the 1940 Act.

There were no affiliated brokerage transactions for any of the Funds during the Funds’ last fiscal year.

Management of the Portfolios

The Advisor.    Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund and Portfolio. As investment advisor, DeAM, Inc. currently makes each Portfolio’s investment decisions. It buys and sells securities for each Portfolio and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also currently responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. If the New Advisory Agreements and the New Sub-Advisory Agreements are approved, DeAM, Inc. will supervise the provision of sub-advisory services to the Portfolios by NTI.

In addition to providing investment advisory services to the Funds and the Portfolios, DeAM, Inc. serves as investment advisor to 73 other investment companies.

As of September 30, 2002, DeAM, Inc. had approximately $85 billion of assets under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank.

See Exhibit G to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit H to this Proxy Statement. Each officer and Trustee of the Trusts or the Portfolios who is an officer, employee, director or shareholder of DeAM, Inc. is also listed in Exhibit H.

The Proposed Sub-Advisor.    NTI is a subsidiary of The Northern Trust Company. NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same indices as those the Funds seek to replicate.

NTI is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of September 30, 2002, NTI had approximately $126.4 billion of assets under management.

The Northern Trust Company is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust, a bank holding company.

Northern Trust, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of September 30, 2002, administered in various capacities approximately $1.44 trillion of assets, including approximately $293.2 billion of assets under discretionary management. As of such date, Northern Trust and its subsidiaries had approximately $39.7 billion in assets and $24.4 billion in deposits.

See Exhibit I to this Proxy Statement for a list of those investment companies that NTI advises or subadvises that have investment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of NTI are set forth in Exhibit J to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at NTI is 50 South LaSalle Street, Chicago, IL 60675.

Administrator, Transfer Agent, Custodian and Distributor.    Effective December 16, 2002, Scudder Investments Service Company (“SISvC”) serves as each Fund’s and Portfolio’s transfer agent. Investment Company Capital Corporation (“ICCC”) serves as each Fund’s and Portfolio’s administrator, service agent and prior to December 16, 2002, served as each Fund’s and Portfolio’s transfer agent. ICCC’s address is c/o Scudder Investments, One South Street, Baltimore, Maryland 21202. Deutsche Bank Trust serves as custodian for each Portfolio and Fund. Effective January 31, 2003, pursuant to an interim outsourcing arrangement, State Street Bank and Trust Company (“State Street”) provides custodial services to the Funds and the Portfolios, subject to oversight by Deutsche Bank Trust. Effective on or about February 24, 2003, the Boards will consider whether to appoint State Street permanent custodian to the Funds and the Portfolios. Scudder Distributors, Inc. (“SDI”) serves as the distributor of each of the Fund’s shares pursuant to a distribution agreement. SDI’s address is 222 South Riverside Plaza, Chicago, Illinois 60606. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreements and the New Sub-Advisory Agreements. Exhibit E sets forth the fees paid (a) to ICCC for administrative, transfer agency and other services provided to each Fund during its most recent fiscal year, (b) to Deutsche Bank Trust for its services to each Fund during its most recent fiscal year, and (c) to SDI for its services to each Fund during its most recent fiscal year.

Deutsche Bank.    Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Recommendation of the Boards of Trustees of the Trusts and the Portfolios

At a meeting of the Boards held on December 16, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreements and the New Sub-Advisory Agreements, the Boards, including the Independent Trustees of each, unanimously approved the New Advisory Agreements and the New Sub-Advisory Agreements. In reaching this conclusion, the Boards obtained from DeAM, Inc., Northern Trust and NTI such information as they deemed reasonably necessary to continue DeAM, Inc. as advisor to the Portfolios and to approve NTI as investment sub-advisor to the Portfolios. Representatives of DeAM, Inc. and NTI made detailed presentations at the meeting with respect to, among other factors, the organizational structure, operations, assets under management, asset management services, financial conditions, research capabilities, portfolio management approach and investment results of DeAM, Inc. and NTI, respectively. NTI’s presentation also included materials showing and explaining the correlation of the accounts and registered investment companies NTI manages with the same indices used by the Funds.

In determining to approve the New Advisory Agreements and the New Sub-Advisory Agreements and submit them to shareholders for approval, the Boards considered a number of factors. The Boards particularly considered that approval of the New Sub-Advisory Agreements would permit the Portfolios to continue to be managed by most of the same investment advisory personnel who currently provide services to the Portfolios under the Current Advisory Agreements, as these personnel would be employed by NTI after completion of the transaction. The Boards considered that the investment objectives and policies of the Funds and the Portfolios would not change and that the Funds and the Portfolios would be managed using substantially the same investment process as is currently used. The Boards also considered that DeAM, Inc. agreed that, effective upon the approval of the New Advisory Agreements and the New Sub-Advisory Agreements by the shareholders, it would maintain the current cap on the expenses of the Portfolios for a two-year period from the date of approval of the New Advisory Agreements and New Sub-Advisory Agreements.

The Boards also considered a number of other factors including, among other things, the nature, scope and quality of services that DeAM, Inc. and NTI would likely provide to the Portfolios and the Funds under the New Advisory Agreements and the

New Sub-Advisory Agreements, respectively; that the advisory fee rates and other fees paid by the Portfolios would not change as a result of the implementation of the New Advisory Agreements and the New Sub-Advisory Agreements; the quality and depth of the personnel and organization of NTI and Northern Trust before and after the transaction; the capacities of DeAM, Inc. and NTI to perform their duties under the New Advisory Agreements and the New Sub-Advisory Agreements, respectively, and their commitment to continue to provide these services in the future; the financial standings of NTI and Northern Trust; and the experience and expertise of DeAM, Inc. and NTI as investment advisors, both in general, as reflected in their amounts of assets under management and in particular, with respect to NTI, with respect to its experience managing accounts and registered investment companies. In addition, the Boards considered that continuing to maintain an advisory relationship with DeAM, Inc. as investment advisor to the Portfolios will ensure that the activities of NTI will be monitored by an organization with extensive investment advisory experience.

With respect to the New Advisory Agreements, the Boards also considered that the terms of the New Advisory Agreements would be identical to the terms of the Current Advisory Agreement (except for the dates of execution, effectiveness and initial term), except that the New Advisory Agreements would contain a provision specifically authorizing DeAM, Inc. to delegate some or all of its advisory duties to an unaffiliated sub-advisor. The Boards also considered that, pursuant to the New Advisory Agreements, DeAM, Inc. would supervise the sub-advisory duties of NTI.

Based on the factors discussed above, and others, the Boards of Trustees determined that the New Advisory Agreements and the New Sub-Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders. Based on all of the foregoing, at a meeting on December 16, 2002, the Boards of Trustees of the Trust and of each Portfolio, including the Independent Trustees of each, voted unanimously to approve the New Advisory Agreements and the New Sub-Advisory Agreements and to recommend them to the shareholders for their approval.

Therefore, after careful consideration, the Boards of Trustees of the Trusts and the Portfolio, including the Independent Trustees of each, recommend that the shareholders of the Funds vote “FOR” the approval of the New Advisory Agreements as set forth in Proposal I and the New Sub-Advisory Agreements as set forth in this Proposal II.

If the New Advisory Agreements are approved by the shareholders, each agreement will take effect as described above. If a New Advisory Agreement is not approved by the shareholders, the applicable Boards of Trustees will consider what other action, if any, is appropriate based upon the interests of the shareholders.

If the New Sub-Advisory Agreements are approved by the shareholders, each agreement will take effect as described above. If a New Sub-Advisory Agreement is not approved by the shareholders of a Fund, the applicable Boards of Trustees will consider what other action, if any, is appropriate based upon the interests of the shareholders, including consideration of an alternative sub-advisor.

PROPOSAL III

APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Currently, both the Lifecycle Long Range Fund and the Asset Management Fund serve as “feeder” funds in a “master-feeder” structure. Under this structure, the Lifecycle Long Range Fund and the Asset Management Fund each pursues its investment objective by investing in the same master portfolio, the Asset Management Portfolio (the “Master Portfolio”), rather than through direct investment in securities.

As feeder funds to the Master Portfolio, each Fund has the same investment objective, policies and strategies. The Lifecycle Long Range Fund, however, has significantly less assets than the Asset Management Fund. Because of the smaller asset size of the Lifecycle Long Range Fund, its expense ratio is greater than that of the Asset Management Fund. In addition, because of the identical investment objective and policies of the Funds and the fact that they both invest in the Master Portfolio, confusion may arise among investors. DeAM, Inc. has agreed to bear the costs of this proposed merger. Therefore, the Board of Trustees of the Investment Trust is recommending that the Lifecycle Long Range Fund merge into the Asset Management Fund. The proposed merger would enable shareholders of the Asset Management Fund to own shares of a new class of the Asset Management Fund, while remaining invested in a feeder fund with the same investment objective, policies and strategies as the Lifecycle Long Range Fund.

Description of The Merger and the Agreement

and Plan of Reorganization

The description of the Agreement and Plan of Reorganization by and between the Investment Trust, on behalf of the Lifecycle Long Range Fund, and the Pyramid Trust, on behalf of the Asset Management Fund (the “Agreement”) in this Proxy Statement is qualified in its entirety by reference to the Agreement, a copy of which is attached to this Proxy Statement as Exhibit K. The Agreement provides for the transfer of all the assets and scheduled liabilities of the Lifecycle Long Range Fund in exchange for shares of beneficial interest of a newly created corresponding series (the “New Class”) of the Asset Management Fund, and the distribution of the New Class of shares of the Asset Management Fund to shareholders of the Lifecycle Long Range Fund. The Agreement further provides for the distribution on the day following the valuation date, or on such other date as may be agreed upon by the Board of Trustees of the Pyramid Trust (the “Effective Time of Reorganization”), of full and fractional shares of the Asset Management Fund to shareholders of record of the Lifecycle Long Range Fund. The Agreement provides that at the Effective Time of Reorganization, the number of shares of the New Class of the Asset Management Fund issued in exchange for shares of the Lifecycle Long Range Fund will have an aggregate net asset value equal to the net value of the assets of the New Class of the Asset Management Fund transferred pursuant to the Agreement. At the Effective Time of Reorganization, if the shareholders of the Lifecycle Long Range Fund approve Proposal III, all of the assets and scheduled liabilities of the Lifecycle Long Range Fund will be assigned to and assumed by the Asset Management Fund.

In connection with the proposed merger, and prior to the transfer of shares of the Asset Management Fund to the Lifecycle Long Range Fund, the Pyramid Trust will create the New Class of shares of the Asset Management Fund. The New Class of shares will have the same class structure, including fees and expenses, as the currently outstanding shares of the Lifecycle Long Range Fund. After the transfer of shares from the Asset Management Fund to the Lifecycle Long Range Fund, the Lifecycle Long Range Fund will liquidate and each shareholder of record holding shares of the Lifecycle Long Range Fund will receive the same number of shares of the New Class of the Asset Management Fund. The Asset Management Fund will record on its books shares of the Lifecycle Long Range Fund as evidence of ownership of the New Class of Asset Management Fund shares by the shareholders of record of the Lifecycle Long Range Fund. The merger will not impact the current shareholders of the Asset Management Fund. Upon completion of the merger, the Investment Trust will take all necessary and proper steps to effect the complete termination of the Lifecycle Long Range Fund.

The merger is subject to a number of conditions, including the receipt of certain legal opinions described in Sections 9 and 10 of the Agreement (which include an opinion of counsel that the Asset Management Fund shares issued in accordance with the terms of the Agreement will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Agreement and other matters; and the parties’ performance in all material respects of their respective agreements and undertakings in the Agreement.

The Agreement may be terminated before the Effective Time of Reorganization by a vote of a majority of the Board of Trustees of the Pyramid Trust or the Board of Trustees of the Investment Trust if (i) the conditions set forth in the Agreement are not satisfied; (ii) upon a determination by the Board of Trustees of the Pyramid Trust or the Board of Trustees of the Investment Trust that the consummation of the transaction contemplated therein is not in the best interests of the Asset Management Fund or the Lifecycle Long Range Fund, respectively; or (iii) by mutual consent of both parties.

In the event shareholders of the Lifecycle Long Range Fund do not approve the proposed merger at the Special Meeting, or any adjournment thereof, the Board of Trustees of the Investment Trust will re-evaluate options regarding the organization of the Lifecycle Long Range Fund, including, without limitation, considering whether to continue or liquidate the Fund.

Tax Consequences Of The Merger

The merger is expected to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), with both the Lifecycle Long Range Fund and the Asset Management Fund being “parties to a reorganization” within the meaning of Section 368(b) of the Code. As a consequence, the merger will be tax-free for both the Lifecycle Long Range Fund and the Asset Management Fund as well as their respective shareholders.

At the Effective Time of the Reorganization, the Pyramid Trust, on behalf of the Asset Management Fund, will receive an opinion of counsel, based upon customary representations provided by the Trustees of the Pyramid Trust and the Investment Trust, substantially to the effect that for federal income tax purposes: (a) the acquisition by Asset Management Fund of all of the assets of Lifecycle Long Range Fund solely in exchange for the issuance of Asset Management Fund shares to Lifecycle Long Range Fund and the assumption of certain scheduled Lifecycle Long Range Fund liabilities by Asset Management Fund followed by the distribution by Lifecycle Long Range Fund, in liquidation of Lifecycle Long Range Fund, of Asset Management Fund shares to Lifecycle Long Range Fund shareholders in exchange for their Lifecycle Long Range Fund shares of beneficial interest and the dissolution of Lifecycle Long Range Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and Lifecycle Long Range Fund and Asset Management Fund will each be party to a reorganization within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by Lifecycle Long Range Fund upon (i) the transfer of all of its assets to Asset Management Fund solely in exchange for the issuance of Asset Management Fund shares to Lifecycle Long Range Fund and the assumption of certain scheduled Lifecycle Long Range Fund liabilities by Asset Management Fund and (ii) the distribution by Lifecycle Long Range Fund of such Asset Management Fund shares to Lifecycle Long Range Fund shareholders; (c) no gain or loss will be recognized by Asset Management Fund upon receipt of the assets of Lifecycle Long Range Fund solely in exchange for the issuance of Asset Management Fund shares to Lifecycle Long Range Fund and the assumption of certain scheduled Lifecycle Long Range Fund liabilities by Asset Management Fund; (d) the basis of the assets of Lifecycle Long Range Fund Lifecycle Long Range by Asset Management Fund will be, in each instance, the same as the basis of those assets in the hands of Lifecycle Long Range Fund immediately prior to the transfer; (e) the tax holding period of the assets of Lifecycle Long Range Fund in the hands of Asset Management Fund will, in each instance, include Lifecycle Long Range Fund’s tax holding period for those assets; (f) Lifecycle Long Range Fund shareholders will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of Lifecycle Long Range Fund solely for Asset Management Fund shares as part of the transaction; (g) the basis of Asset Management Fund shares received by each Lifecycle Long Range Fund shareholder in the transaction will be the same as the basis of the shares of beneficial interest of Lifecycle Long Range Fund surrendered in exchange therefor; and (h) the tax holding period of Asset Management Fund shares received by each Lifecycle Long Range Fund shareholder will include the tax holding period for the shares of beneficial interest of Lifecycle Long Range Fund surrendered in exchange therefor, provided that such Lifecycle Long Range Fund shares were held as capital assets on date of the exchange.

In connection with the Reorganization, the Lifecycle Long Range Fund also is required to distribute to shareholders any of the Lifecycle Long Range Fund’s undistributed capital gains or income. As of January 31, 2003, no capital gains existed. Further, based on the Lifecycle Long Range Fund’s portfolio and market conditions as of that date, the Lifecycle Long Range Fund does not expect to have any undistributed capital gains at the time of the Reorganization. The Lifecycle Long Range Fund, however, is unable to predict market conditions as of the date of the Reorganization, and a capital gains distribution, while not likely, is possible.

Description of the Investment Trust and the Lifecycle Long Range Fund

The Investment Trust was organized as a Massachusetts business trust on July 21, 1986. The Investment Trust filed a registration statement with the Commission registering itself as an open-end diversified investment company under the 1940 Act and began operations on July 21, 1986. The Investment Trust was organized under the name BT Tax-Free Investment Trust and assumed its current name on May 16, 1988. The Investment Trust offers shares of beneficial interest of separate series, par value $0.001 per share, including the Lifecycle Long Range Fund.

The Lifecycle Long Range Fund, a separate series of the Investment Trust, serves as a feeder fund to the Master Portfolio. The Lifecycle Long Range Fund invests all of its assets in the Master Portfolio. The Lifecycle Long Range Fund, through its investment in the Master Portfolio, seeks high total return with reduced risk over the long term. It seeks to meet its objective by investing (through the Master Portfolio) among three principal asset classes: stocks, bonds and short-term instruments. Since the Fund invests all of its assets in the Master Portfolio and advisory services are provided at the Master Portfolio level, the Investment Trust has not retained the services of an investment advisor for the Lifecycle Long Range Fund.

Description of the Pyramid Trust and the Asset Management Fund

The Pyramid Trust was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated February 28, 1992. The Pyramid Trust filed a registration statement with the Commission registering itself as an open-end diversified investment company under the 1940 Act and began operations on February 28, 1992. The Pyramid Trust offers shares of beneficial interest of separate series, par value $0.001 per share, including the Asset Management Fund.

The Asset Management Fund, a separate investment series of the Pyramid Trust, also serves as a feeder fund to the Master Portfolio. The Asset Management Fund invests all of its assets in the Master Portfolio. The investment objective and policies of the Asset Management Fund are identical to the investment objective and policies of the Lifecycle Long Range Fund described above. Since the Asset Management Fund invests all of its assets in the Master Portfolio and advisory services are provided at the Master Portfolio level, the Pyramid Trust has not retained the services of an investment advisor for the Asset Management Fund.

The Master Portfolio

The Master Portfolio is an open-end investment company organized as a New York business trust and has been established to serve as the investment portfolio for various investment companies, including the Lifecycle Long Range Fund and the Asset Management Fund. Other entities that invest in the Master Portfolio have their own expense structure and, to the extent their expenses differ from the Funds, their returns will be different as well. Shares of the Master Portfolio are not offered for sale directly to the public.

Under the master-feeder structure, investment advisory services are provided to the Lifecycle Long Range Fund and the Asset Management Fund at the Master Portfolio level. DeAM, Inc. serves as the investment advisor to the Master Portfolio pursuant to the Current Advisory Agreement. DeAM, Inc. makes investment decisions for the assets of the Master Portfolio and continuously reviews, supervises and administers the Master Portfolio’s investment program, subject to the supervision of, and policies established by, the Master Portfolio’s Board of Trustees.

Comparative Fee Information

The table below sets forth comparative fee information (after waivers and reimbursements) for the Lifecycle Long Range Fund and the New Class of the Asset Management Fund (in the case of the New Class of the Asset Management Fund, estimated). The net expenses for the shares of the Lifecycle Long Range Fund are the same as the estimated net expenses for the New Class of the Asset Management Fund. The annual operating expenses for the Lifecycle Long Range Fund and the New Class of the Asset Management Fund also reflect the expenses of the Master Portfolio.

ANNUAL FUND OPERATING EXPENSES: (expenses that are deducted from Fund assets)	Lifecycle Long Range	Asset Management (estimated)
Management fees	0.65%	0.65%
Distribution and service fees (12b-1 fee)	None	None
Other Fund operating expenses	0.79%	0.51%
Total annual Fund operating expenses	1.44%	1.16%
Less: Fee waivers and/or expense reimbursements	-0.44%	-0.16%
Net Expenses	1.00%	1.00%

Reasons For The Merger

The Lifecycle Long Range Fund and the Asset Management Fund are both part of the Scudder Fund Complex. Each Fund pursues an identical investment strategy, and has the same investment policies. Thus, there may be confusion among investors between the two Funds. The merger is intended to eliminate the smaller Lifecycle Long Range Fund, while providing the Lifecycle Long Range Fund shareholders an opportunity to continue pursuing the same investment strategy with no change in fees.

Considerations of the Board of the Investment Trust

At a meeting held on December 16, 2002, the Board of Trustees of the Investment Trust determined that the proposed merger is in the best interests of the Lifecycle Long Range Fund and its shareholders, and that the interests of the Lifecycle Long Range Fund’s shareholders will not be diluted as a result of the merger. In making this determination, the Board examined all factors that they considered relevant, including information regarding comparative expense ratios and the tax consequences of the merger to the Lifecycle Long Range Fund and its shareholders. In addition, the Board of Trustees evaluated, among other items, the relative asset size of the respective Funds; that the Funds’ investment objectives, policies and strategies are identical; the fact that the Funds, through investment of their assets in the Master Portfolio, are currently managed by the same investment advisor, DeAM, Inc.; and that the rate of compensation payable to DeAM, Inc. is the same for both Funds. The Board also evaluated any benefits that may be realized by the shareholders of the Lifecycle Long Range Fund. After review and evaluation, the Board unanimously recommended that the shareholders of the Lifecycle Long Range Fund approve the proposed merger.

Comparison of the Lifecycle Long Range Fund and the Asset Management Fund

Investment Objective, Policies, Strategies and Limitations.    The Lifecycle Long Range Fund’s investment objective, policies and strategies are identical to those of the Asset Management Fund. The Lifecycle Long Range Fund and the Asset Management Fund also have the same investment limitations. Both the Lifecycle Long Range Fund and the Asset Management Fund are feeder funds to the Master Portfolio and, thus, both Funds seek to achieve their investment objectives by investing their assets in the Master Portfolio. Approval of the proposed merger will not have an impact on the management of the assets of the Asset Management Fund or the securities or instruments in which the Asset Management Fund may invest.

Organizational Structure.    The Pyramid Trust and the Investment Trust are each organized under the laws of the Commonwealth of Massachusetts as Massachusetts business trusts. Upon consummation of the proposed Reorganization, the Lifecycle Long Range Fund will be terminated. The operations of the Asset Management Fund will continue to be governed by its Declaration of Trust and applicable laws of the Commonwealth of Massachusetts.

Under Massachusetts law, there is the possibility that, under certain circumstances, shareholders of a Massachusetts business trust may be held personally liable for the trust’s obligations. Shareholder liability, however, is limited in each Trust’s Declaration of Trust, which provides that in case of any shareholder of any series of the Trust who shall be held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability from the assets belonging to a series of the Trust.

Under Massachusetts law, a trustee of a Massachusetts business trust could be held liable for the debts and obligations of such trust, unless such liability is limited in the governing documents of the Trust. Each Trust’s Declaration of Trust, however, includes provisions limiting the liability of the Trustees and providing for indemnification.

The business of each of the Pyramid Trust and Investment Trust is managed by its Board of Trustees. The Boards of Trustees have all powers necessary and convenient to carry out that responsibility pursuant to their respective governing documents. The Trustees of each Trust have similar responsibilities, powers and fiduciary duties.

The Board of Trustees of each Trust is currently identically comprised of eleven Trustees, including one Trustee who is an “interested person” within the meaning of the 1940 Act. Each Trustee of the Trusts also serves as a Trustee of the Master Portfolio.

Service Providers.    The Lifecycle Long Range Fund and the Asset Management Fund currently have the same service providers. Upon completion of the merger, the following service providers will continue to serve the Lifecycle Long Range Fund in the capacity indicated below:

Investment Advisor	DeAM, Inc. (as investment advisor to the Master Portfolio)

Administrator and Service Agent	ICCC

Distributor	SDI

Custodian*	Deutsche Bank Trust

Transfer Agent	SISvC

Independent Accountants	PricewaterhouseCoopers LLP

Counsel	Willkie Farr & Gallagher

* State Street currently performs custodial services for each Fund and Portfolio, subject to oversight by Deutsche Bank Trust, pursuant to an interim outsourcing agreement.

Investment Advisor Information

For information about DeAM, Inc., see “The Investment Advisor” under Proposal II in the Proxy Statement.

The Boards of Trustees of the Lifecycle Long Range Fund and the Asset Management Portfolio, including the Independent Trustees of each, recommend that the shareholders of the Lifecycle Long Range Fund vote for the proposal to approve the Agreement and Plan of Reorganization.

VOTE REQUIRED

In view of the master-feeder structure discussed earlier, approval of Proposal I with respect to a particular Portfolio’s New Advisory Agreement and Proposal II with respect to a particular Portfolio’s New Sub-Advisory Agreement each requires the affirmative vote of a “majority” of the outstanding shares of those feeder funds participating as shareholders of the Portfolio. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the applicable Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds), determined by reference to the shares outstanding of the various feeder funds. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I and II. Approval of Proposal III requires the affirmative vote of a majority of the outstanding shares of the Lifecycle Long Range Fund. Because abstentions and broker non-votes are treated as shares present but not voting, abstentions and broker non-votes will have the effect of votes against Proposal III.

THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES OF EACH, RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSALS I, II AND III. ANY UNMARKED PROXIES WILL BE SO VOTED.

The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of each Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the applicable Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-665-4743.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN EACH ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS  FOR  VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

By Order of the Board of Trustees,

Daniel O. Hirsch,

Secretary

February 25, 2003

THE  BOARD  OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND,  YOU  ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).

EXHIBIT A

SHARES OUTSTANDING AS OF RECORD DATE
Fund	Number of Shares Outstanding
Lifecycle Long Range Fund	8,439,854.332
Lifecycle Mid Range Fund	6,103,878.244
Lifecycle Short Range Fund	2,134,099.413
Asset Management Fund	33,748,478.990

A-1

Exhibit B

5% Shareholders

LIFECYCLE LONG RANGE FUND—INVESTMENT CLASS:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Bankers Trust Co as Trustee for Westinghouse Savannah River/Bechtel Savannah River Inc Savings and Investment Plan 34 Exchange PL MS 3064 Jersey City, NY 07302	2,194,661.0980	26.56%

Partnershare Plan of Bankers Trust Co Attn: Justin Lake 100 Plaza One Jersey City, NJ 07311	2,925,066.0390	35.39%

Charles Schwab & Co Omnibus Account Reinvest Attn: Mutual Fund Acct Mgmt Team 101 Montegomery Street 333-8 San Francisco, CA 94104	1,586,855.5350	19.20%

LIFECYCLE MID RANGE FUND—INVESTMENT CLASS:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Bankers Trust Co as Trustee for Westinghouse Savannah River/Bechtel Savannah River Inc Savings and Investment Plan 34 Exchange PL MS 3064 Jersey City, NJ 07302	837,910.6270	14.02%

Partnershare Plan of Bankers Trust Co Attn: Justin Lake 100 Plaza One Jersey City, NJ 07311	656,847.9500	10.99%

Charles Schwab & Co Omnibus Account Reinvest Attn: Mutual Fund Acct Mgmt Team 101 Montegomery Street 333-8 San Francisco, CA 94104	3,429,493.6500	57.39%

LIFECYCLE SHORT RANGE FUND—INVESTMENT CLASS:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Scudder Trust Co FBO Jamestown Container Corp Deferred Svgs PL #062906 Attn: Asset Reconciliation Dept. P.O. Box 1757 Salem, NH 03079 Multiple Accts TIN: 02044313776	158,713.4040	7.51%

Bankers Trust Co as Trustee for Westinghouse Savannah River/Bechtel Savannah River Inc. Savings and Investment Plan 34 Exchange PL MS 3064 Jersey City, NJ 07302	336,370.4490	15.91%

Chase Manhattan Bank TR MetLife Defined Contribution Group Trust 4 New York Plaza New York, NY 10004 Multiple Accounts TIN 13558182938	193,972.9800	9.17%

Partnershare Plan of Bankers Trust Co Attn: Justin Lake 100 Plaza One Jersey City, NJ 07311	599,316.5280	28.36%

Charles Schwab & Co. Omnibus Account Reinvest Attn: Mutual Fund Acct Mgmt Team 101 Montegomery Street 333-8 San Francisco, CA 94104	443,185.8350	20.97%

ASSET MANAGEMENT FUND—PREMIER CLASS:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Bankers Trust Cust Philip Morris Inc Profit Sharing Trust Attn: Barry Levine 34 Exchange PL FL 6 Jersey City, NJ 07302	8,709,151.3720	26.26%

Northern Telecom c/o Bankers Trust Company Attn: John Sawicki Mailstop 3064 34 Exchange Place 6th Floor Jersey City, NJ 07302	7,297,615.2180	22.00%

Bankers Trust Co Cust Kraft Thrift Plan Attn: Brian Drummond 130 Exchange PL FL 6 Jersey City, NJ 07302	13,893,361.6650	41.89%

Exhibit C

	Date of Current Advisory Agreement	Date Last Approved by the Fund’s
Fund (Fiscal Year)		Trustees	Shareholders*
Lifecycle Long Range Fund (3/31)	7/30/02	10/09/02	7/30/02
Lifecycle Mid Range Fund (3/31)	7/30/02	10/09/02	7/30/02
Lifecycle Short Range Fund (3/31)	7/30/02	10/09/02	7/30/02
Asset Management Fund (3/31)	7/30/02	10/09/02	7/30/02

*	The Current Advisory Agreements were last approved by the shareholders in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management’s global organization after Deutsche Bank acquired Scudder. .

C-1

Exhibit D

FORM OF INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of the      day of                         , 200   by and between [Trust Name], a [state of organization] (the “Trust”), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the “Advisor”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Exhibit A to this Agreement on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.    Appointment of Investment Advisor.    The Trust hereby appoints the Advisor to act as the investment advisor of each series listed in Exhibit A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as “a Series”, and collectively as “the Series”). The Advisor shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

2.    Delivery of Documents.    The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

(a)  The Trust’s Declaration of Trust, filed with the State of New York on March 27, 1993, and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(b)  Resolutions of the Trust’s Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

(c)  Each Series’ Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended (the “1940 Act”) (File No.             ) as filed with the Securities and Exchange Commission (“SEC”) relating to the shares of the Trust and its series, and all amendments thereto; and

(d)  Each Series’ most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called “Prospectus”).

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

The Advisor will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

3.    Duties of Investment Advisor.    In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a)  supervise and manage all aspects of a Series’ operations, except for distribution services;

(b)  formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c)  provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office;

(d)  obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series’ portfolio;

(e)  determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board of Trustees; and

(f)  take all actions necessary to carry into effect a Series’ purchase and sale programs.

4.    Portfolio Transactions.    The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information. The Advisor will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct DB Securities, Inc. (“DB Securities”) or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to

DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.” If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

The Trust on behalf of a Series will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series’ order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

5.    Control by Board of Trustees.    Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

6.    Compliance with Applicable Requirements.    In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a)  all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

(b)  the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

(c)  the provisions of the Declaration of Trust;

(d) any other applicable provisions of state and federal law.

7.    Expenses.    The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the Advisor as follows:

(a)  The Advisor shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

(b)  The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

8.    Delegation of Advisory Services.    With respect to any or all Series listed in Schedule A to this Agreement, and subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, and, where required, the shareholders of the Series, the Advisor may, through a sub-advisory agreement or other arrangement, (1) delegate to a sub-adviser any or all of its duties enumerated in section 1 hereof and (2) delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, any or all of the Advisor’s duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity; provided, that with respect to the delegations, the Advisor shall continue to supervise the services provided by any such sub-adviser or any such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder (including without limitation the management of the Series’ assets in accordance with this Agreement).

9.    Compensation.    For the services to be rendered and the expenses assumed by the Advisor, the Trust shall pay to the Advisor monthly compensation in accordance with Exhibit A.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10.    Non-Exclusivity.    The services of the Advisor to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

11.    Additional Series and Classes.    In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of Shares or class of Shares and the execution of an amended Appendix A reflecting the applicable names and terms.

12.    Duration and Termination.    This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the Advisor to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the term “assignment” shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

13.    Limitation of Liability of the Advisor; Indemnification.

The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

14.    Notices.    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust, One South Street, Baltimore, Maryland 21202, if to the Advisor, 280 Park Avenue, New York, New York 10017.

15.    Severability.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.    Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

17.    Reports.    The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

18.    Certain Records.    Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

19.    Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

20.    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]	[TRUST NAME]

Attest:	By:

Name:	Name:

Title:

[SEAL]	DEUTSCHE ASSET MANAGEMENT, INC.

Attest:	By:

Name:	Name:

Title:

EXHIBIT A

TO INVESTMENT ADVISORY AGREEMENT

MADE AS OF

BETWEEN

[Trust Name] AND DEUTSCHE ASSET MANAGEMENT, INC.

1. Portfolio	2. Investment Advisory Fee
Asset Management Portfolio	0.65%
Asset Management Portfolio II	0.65%
Asset Management Portfolio III	0.65%

EXHIBIT E

ADVISORY FEES

DeAM, Inc. is paid a fee for its services under the Current Advisory Agreements, calculated daily and paid monthly, equal, on an annual basis, to the following:

Fund	Advisory Agreement Fee
Lifecycle Long Range Fund	0.65%
Lifecycle Mid Range Fund	0.65%
Lifecycle Short Range Fund	0.65%
Asset Management Fund	0.65%

For its investment advisory services, DeAM, Inc. was paid the following amounts by the Funds for the fiscal year ended March 31, 2002:

Fund	Fee	Waiver and/or Reimbursement*
Lifecycle Long Range Fund	$938,912	$286,715
Lifecycle Mid Range Fund	$535,418	$170,978
Lifecycle Short Range Fund	$165,968	$90,186
Asset Management Fund	$2,672,288	$816,035

*	DeAM, Inc. has voluntarily agreed to waive some fees and/or reimburse some expenses. These waivers and reimbursements may be discontinued at any time.

For its administrative services, ICCC was paid the following amounts by the Funds for the fiscal year ended March 31, 2002:

Fund	Fee
Lifecycle Long Range Fund	$964,623
Lifecycle Mid Range Fund	$550,054
Lifecycle Short Range Fund	$169,969
Asset Management Fund	$634,098

E-1

EXHIBIT F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of the          day of                 , 200   by and among                             , a Delaware corporation (the ‘Investment Adviser’), and Northern Trust Investments, Inc., an Illinois trust company (the ‘Subadviser’).

WHEREAS,                              (the ‘Trust’) is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the ‘1940 Act’), and                              (the ‘Fund’) is a series of the Trust;

WHEREAS, the Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the ‘Advisers Act’);

WHEREAS, the Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement, dated                 , 2003 with the Investment Adviser (the ‘Advisory Agreement’) pursuant to which the Investment Adviser has agreed to provide certain management services to the Fund;

WHEREAS, pursuant to the provisions of the Advisory Agreement, the Investment Adviser may delegate any or all of its portfolio management responsibilities under that agreement to one or more subadvisers;

WHEREAS, the Investment Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Investment Adviser, the Trust and the Subadviser agree as follows:

1.    Investment Advisory and Management Services.    Subject to and in accordance with the provisions hereof, the Investment Adviser hereby appoints the Subadviser to serve as sub-investment adviser to perform the various investment advisory and other services for the Fund set forth herein and, subject to the restrictions set forth herein, hereby delegates to the Subadviser the authority vested in the Investment Adviser pursuant to the Advisory Agreement to the extent necessary to enable the Subadviser to perform its obligations under this Agreement, and the Subadviser hereby accepts such appointment.

Subject to the supervision and control of the Investment Adviser and the Board of Trustees, the Subadviser will regularly provide the Fund with investment advice and investment management services concerning the investments of the Fund. The Subadviser will determine what securities shall be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents, subject at all times to: (i) the provisions of the Trust’s Declaration of

Trust and By-laws, (ii) the requirements of the 1940 Act, and the rules and regulations thereunder, (iii) the investment objectives, policies and restrictions applicable to the Fund (including, without limitation, the provisions of the Internal Revenue Code of 1986, as amended (the ‘Code’) applicable to regulated investment companies), as each of the same shall be from time to time in effect or set forth in the Fund’s Prospectus and Statement of Additional Information, and (iv) any other investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser may from time to time establish and deliver in writing to the Subadviser.

To carry out such determinations the Subadviser will exercise full discretion, subject to the preceding paragraph, and act for the Fund in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Subadviser will also make its officers and employees available to meet with the officers of the Investment Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Subadviser shall, on the Subadviser’s own initiative, and as reasonably requested by the Investment Adviser, for itself and on behalf of the Fund, furnish to the Investment Adviser from time to time whatever information the Investment Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Investment Adviser may reasonably request, the Subadviser will furnish to the Investment Adviser and Trust’s officers and to each of its Trustees, at the Subadviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Investment Adviser may reasonably request. In addition, the Subadviser shall provide advice and assistance to the Investment Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s current Prospectus or Statement of Additional Information.

The Subadviser shall maintain all accounts, books and records as required of an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed by under the 1940 Act and the rules and regulations thereunder. The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions. The Subadviser agrees that all such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Subadviser shall permit the Investment Adviser, the Fund’s officers and its independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Investment Adviser, shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Investment Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Subadviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Subadviser may render investment advice, management and other services to others.

Subject to and in accordance with the provisions hereof and any direction of the Board of Trustees, the Subadviser shall vote, pursuant to procedures set forth and described to the Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

2. (a)    Expenses.    The Subadviser will bear its own costs of performing its obligations under this Agreement, including, but not limited to, the following: all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund.

The Subadviser will not be responsible for expenses of the Investment Adviser or the Fund, including, but not limited to, the following: the Fund’s legal, auditing and accounting expenses; expenses of maintenance of the Fund’s books and records other than those required to be maintained by the Subadviser, including computation of the Fund’s daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues incurred by the Fund; fees of the Fund’s custodians, transfer agents, registrars or other agents; expenses of preparing the Fund’s share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund investors (except that the Subadviser will be responsible for costs associated with reprints of or supplements to such documents necessitated solely by actions of the Subadviser, including, without limitation, a change of control of the Subadviser or any change in the portfolio manager or managers assigned by the Subadviser to manage the Fund); cost of Fund stationery; costs of Trustee, shareholder and other meetings of the Trust or Fund (except that the Subadviser will be responsible for costs associated with any shareholder meeting, proxy solicitation or proxy statement or information statement, in each case, to the extent necessitated by actions or events involving the Subadviser, including, without limitation, a change of control of the Subadviser); traveling expenses of officers, Trustees and employees of the Trust or Fund; fees of the Trust’s Trustees and salaries of any officers or employees of the Trust or Fund; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or Fund and their officers and Trustees.

(b)    Compensation of Subadviser.    (i) Until such time as the Subadviser is paid pursuant to Section 2(b)(ii) of this Agreement, and during the period when this Agreement is in effect, as compensation for all investment advisory and management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual subadvisory fee, paid monthly in arrears, as set forth on Schedule A to this Agreement. With respect to such subadvisory fee, the Fund shall be the following ‘Investment Type,’ as set forth on Schedule A:                                        .

For purposes of determining the applicable fees under this Section 2(b)(i), the assets under management being referred to in the column ‘Fee Tier Structure by Assets under Management’ of Schedule A shall refer to the average daily net assets of the Fund.

For purposes of this Section 2(b)(i), the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares. On any day that the net asset value determination is suspended as specified in the Fund’s Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined. The Investment Adviser represents to the Subadviser that, so long as the subadvisory fee is determined in accordance with this Section 2(b), the same computation of net asset value shall be used in connection with determining the investment advisory fee of the Investment Adviser, and the Investment Adviser shall promptly notify the Subadviser in writing if the two computations of net asset value ever differ from each other.

(ii)    (A) Notwithstanding anything to the contrary thereto in Section 2(b)(i), at such time as the Adviser determines, as compensation for all investment advisory and management services to be rendered hereunder during the period of time beginning as of the day and year first written above and ending twenty-four (24) months thereafter (such period being the ‘Initial Period of the Agreement’), the Adviser shall pay the Subadviser the annual subadvisory fee set forth on Schedule A to this Agreement. The subadvisory fee will be paid monthly in arrears. With respect to such fees, the Fund shall have the same ‘Investment Type’ as utilized in Section 2(b)(i) above.

For purposes of determining the applicable fees under this Section 2(b)(ii)(A), the assets under management being referred to in the column ‘Fee Tier Structure by Assets under Management’ of Schedule A shall refer to assets under management being calculated by aggregating the assets of the same Investment Type as the Fund for which the Subadviser provides investment management services to the ‘DB Group’ or the ‘Preferred Clients,’ each as defined below, pursuant to a subadvisory agreement substantially similar to this Agreement across all vehicles, structures, funds, etc. (including, without limitation, mutual funds, commingled funds and separately managed accounts) within the same Investment Type as the Fund.

(B) Following the Initial Period of the Agreement, the investment management fees paid by the Adviser to the Subadviser hereunder shall be, in the aggregate, (i) no greater than those which the Subadviser charges to any of its other clients for ‘Substantially Similar Mandates’ with ‘Substantially Similar Levels of Assets under Management,’ each as defined below, and (ii) competitive with the aggregate investment management fees customarily charged by leading investment advisers that compete in the particular investment management market for Substantially Similar Mandates with Substantially Similar Levels of Asset Under Management. Such fees shall be adjusted, beginning as of the first day following the Initial Period of the Agreement and thereafter as of each January 1, so as to comply with the immediately preceding sentence.

‘Substantially Similar Mandate’ means a mandate to provide to another client of a person or entity (other than an affiliate of such person or entity) investment management services that are substantially similar (including, for purposes of this definition, on the basis of index, particular category of client, type of investment vehicle, type and level of service, degree of customization and domicile) to, and with substantially similar service levels and performance objectives as, the investment advisory and management services provided hereunder.

The investment advisory and management services provided hereunder to the Fund shall have a ‘Substantially Similar Level of Assets Under Management’ as a mandate for another client of a person or entity (other than an affiliate of such person or entity) if either (a) the then aggregate Fair Market Value of assets of the Fund is substantially similar to or greater than the then aggregate Fair Market Value of assets under such mandate of such other client or (b) the then aggregate Fair Market Value of assets under all mandates for the Subadviser to provide passive equity, passive fixed income and enhanced equity investment management services for all Preferred Clients, is substantially similar to or greater than the then aggregate Fair Market Value of assets for all mandates for passive equity, passive fixed income and enhanced equity investment management services provided to such other client (other than the Preferred Clients) of such person or entity and such client’s affiliates. ‘Fair Market Value’ as used herein means the fair market value based on industry standards reasonably acceptable to the parties hereunder.

‘Preferred Client’ means (a) any person or entity that is a member of the ‘DB Group,’ i.e., Deutsche Bank AG and its affiliates, or a client of any member of the DB Group, for which the Subadviser begins to provide passive equity, passive fixed income or enhanced equity investment management services after January 31, 2003 and (b) any person who receives passive equity, passive fixed income or enhanced equity investment management services from the Subadviser pursuant to a subadvisory agreement substantially similar to this Agreement and to which a member of the DB Group is a party; provided that ‘Preferred Client’ shall not include a client of the DB Group (except a person or entity to the extent a party to, or otherwise covered by, a subadvisory agreement of the type described in clause (b)) whose annualized revenues are included in the purchase price paid by the Subadviser to Deutsche Bank AG in accordance with the Amended and Restated Sale and Purchase Agreement dated as of January 31, 2003.

(iii) The Fund shall have no responsibility to pay any investment management fee to the Subadviser pursuant to this Agreement, and the Subadviser’s fee shall be payable solely by the Investment Adviser from its fee as investment adviser. For any period less than a full fiscal month during which the payment of the annual fee to the Subadviser pursuant to this Section 2(b) is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal month.

3.    Obligations of the Investment Adviser.

(a) The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

(b) The Investment Adviser has furnished the Subadviser copies of the Fund’s Prospectus and Statement of Additional Information, provisions of the Trust’s Declaration of Trust and bylaws that are relevant to the services contemplated by this Agreement, and all investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser has from time to time established that are applicable to the Fund, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.

4.    Brokerage Transactions.    Subject to the provisions of this Section 4 and absent instructions from the Investment Adviser or the Trust, the Subadviser will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers or dealers as it may select. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, the Subadviser shall consider all factors its deems relevant, including without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

It is also understood, however, that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than another broker may have charged. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by the Investment Adviser and the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. The Subadviser shall provide such information as the Investment Adviser or the Trustees shall from time to time request concerning the commissions paid by the Fund and research and other services provided to the Subadviser by brokers executing transactions on behalf of the Fund.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Subadviser agrees that the Investment Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Adviser or the Board of Trustees, as the case may be, is so obtained. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund with or through the Subadviser or any broker or dealer that is an ‘affiliated person’ of the Subadviser (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Board of Trustees and the Investment Adviser and then only as permitted under the 1940 Act.

In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its affiliated persons, will act as a principal in connection with the purchase or sale of investment securities by the Fund, except as permitted by applicable law and with the express written consent of the Board of Trustees and the Investment Adviser.

The Subadviser will advise the Fund’s custodian on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.

5.    Standard of Care and Liability of Subadviser.    The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Fund or its shareholders by reason of: (a) the Subadviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or Statement of Additional Information or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Investment Adviser, (b) the Subadviser’s causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M of the Code or (c) the Subadviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

6.    Term and Termination.    This Agreement shall remain in force until two (2) years from the day and year first written above, and from year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Fund, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Subadviser or the Investment Adviser of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be ‘specifically approved at least annually’ shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, upon 60 days’ written notice to the Subadviser, be terminated at any time without the payment of any penalty, (a) by the Fund, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or (b) by the Investment Adviser. This Agreement may, upon 120 days written notice to the Trust and the Investment Adviser, be terminated at any time, without payment of any penalty, by the Subadviser. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. The Investment Adviser agrees that it shall promptly notify the Subadviser in writing upon the termination of the Advisory Agreement In addition, the Investment Adviser shall have the right to terminate this Agreement upon immediate written notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust and the Fund to such entity as the Trust may designate as a successor subadviser, or to the Investment Adviser. The provisions of Sections 5, 13, 14, 15, 16, 18 and 19 shall survive termination of this Agreement. In addition, the obligation to pay to the Subadviser any compensation earned by the Subadviser under this Agreement but not paid as of the termination of this Agreement shall survive termination of this Agreement.

7.    Interpretation of Terms; Captions.    In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act and the rules and regulations thereunder (including specifically the definitions of ‘interested person,’ ‘affiliated person,’ ‘assignment,’ ‘control’ and ‘vote of a majority of the outstanding voting securities’), shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Captions used herein are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

8.    Registration Statement, Prospectus and Statement of Additional Information Concerning Subadviser; Compliance Procedures and Information.    The Subadviser has reviewed the most recent amendment to the Registration Statement of the Trust, relating to the Fund as filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act (File Nos.             ; 811-            ) and the current Prospectus and Statement of Additional Information relating to the Fund, and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement, Prospectus and Statement of Additional Information contain, on and after the effective date thereof, no untrue statement of any material fact and do not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser shall promptly provide such information as is necessary to enable the Trust to prepare and update the Trust’s Registration Statement (and any supplement thereto) and the Fund’s financial statements, and shall notify the Trust promptly in the event any information contained therein relating to the Subadviser or the Subadviser’s management of the Fund becomes inaccurate or incomplete under applicable law. The Subadviser understands that the Trust and the Investment Adviser will rely on such information in the preparation of the Trust’s Registration Statement and the Fund’s financial statements, and hereby covenants that any such information approved by the Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

The Subadviser and Investment Adviser each shall establish compliance procedures reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the governing documents of the Fund and other written policies, guidelines and instructions; and any other applicable provisions of state, federal or foreign law. The Subadviser shall provide to the Investment Adviser and/or the Trustees such information as it or they may reasonably request in order to review the adequacy of the Subadviser’s compliance procedures. The Investment Adviser shall provide to the Subadviser such information as the Subadviser may reasonably request in order to review the adequacy of the compliance procedures of the Investment Adviser.

The Subadviser and Investment Adviser each shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms existing from time to time. The Subadviser and Investment Adviser each agree to report to the other party hereto any material violations of the Code of Ethics affecting the Fund of which its senior management becomes aware. The Subadviser shall promptly notify the Investment Adviser and the Trustees upon the adoption of any material change to its Code of Ethics and provide copies thereof to the Investment Adviser and the Trustees so that the Trustees, including a majority of the Trustees who are not interested persons of the Fund, may consider approval of such change promptly after its adoption by the Subadviser. The Subadviser shall also provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code of Ethics. The Investment Adviser shall provide the Subadviser with a copy of any amendment to its Code of Ethics if such amendment concerns providing investment advisory services to the Fund.

9.    Insurance.    The Subadviser and Investment Adviser each shall maintain for the duration hereof, with an insurer acceptable to the other party hereto, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts reasonably acceptable to the other party hereto.

10.    Representations of the Investment Adviser.    The Investment Adviser represents, warrants and agrees that:

(i) the Investment Adviser is a corporation duly incorporated under the laws of Delaware;

(ii) the Investment Adviser is duly registered as an investment adviser under the Advisers Act;

(iii)  the Investment Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the Advisory Contract;

(iv)  the execution, delivery and performance of this Agreement are within the Investment Adviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Investment Adviser;

(v)  no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(vi)  this agreement constitutes a legal, valid and binding obligation enforceable against the Investment Adviser.

The Investment Adviser agrees to notify the Subadviser promptly and in writing in the event that any of the above ceases to be correct while this Agreement is in effect.

11.    Representations of the Subadviser.    The Subadviser represents, warrants and agrees that:

(i)  the Subadviser is a trust company established pursuant to the laws of Illinois;

(ii)  the Subadviser is duly registered as an investment adviser under the Advisers Act;

(iii)  the execution, delivery and performance of this Agreement are within the Subadviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Subadviser;

(iv)  no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(v)  this agreement constitutes a legal, valid and binding obligation enforceable against the Subadviser.

The Subadviser agrees to notify the Investment Adviser promptly and in writing in the event that any of the above ceases to be correct while this Agreement is in effect.

12. a.    Certain Covenants of the Subadviser.    The Subadviser will promptly notify the Trust and Investment Adviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

(i)  the occurrence of any event which could disqualify the Subadviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder;

(ii)  any change in the Subadviser’s overall business activities that may have a material adverse affect on the Subadviser’s ability to perform under its obligations under this Agreement;

(iii)  any event that would constitute a change in control of the Subadviser or an assignment by the Subadviser of this Agreement;

(iv)  any change in the portfolio manager of the Fund; and

(v)  except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

b.    Certain Covenants of the Investment Adviser.    The Investment Adviser will promptly notify the Subadviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations to the Fund, including without limitation:

(i)  the occurrence of any event which could disqualify the Investment Adviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder;

(ii)  any change in the overall business activities of the Investment Adviser that may have a material adverse affect on its ability to perform investment advisory services to the Fund;

(iii)  any event that would constitute a change in control of the Investment Adviser or an assignment of the Advisory Agreement; and

(iv)  except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

13.    Regulation.    Except to the extent prohibited by applicable law or order, the Subadviser agrees that it will immediately forward, upon receipt, to the Investment Adviser, for itself and as agent for the Fund, any correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund including routine regulatory examinations or inspections. Similarly, except to the extent prohibited by applicable law or order, the Investment Adviser agrees that it will immediately forward, upon receipt, to the Subadviser nay correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund, including routine regulatory examinations or inspections. Subject to Section 18 hereof, the Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations, and shall cooperate with the Trust and the Investment Adviser in responding to requests or investigations of such regulatory or administrative bodies or any internal investigation conducted by the Trust or the Investment Adviser.

14.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the choice of law principles thereof, except to the extent the laws of the State of Maryland are in conflict with U.S. federal law, in which event U.S. federal law will control.

15.    Entire Agreement; Amendments.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the Securities and Exchange Commission.

16.    Severability.    Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.    Use of Name.    The Subadviser will not use the name of the Investment Adviser, the Trust or the Fund in any advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Investment Adviser. Similarly, the Investment Adviser agrees that it will not use the name of the Subadviser in any advertisement, sales literature or other communication to the public except in accordance with such polices and procedures as shall be mutually agreed to in writing by the Investment Adviser and the Subadviser.

18.    Confidentiality.    Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the Securities and Exchange Commission, other regulatory body with applicable jurisdiction, or the Fund’s auditors, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

19.    Notices.    Any notice under this Agreement shall be delivered, mailed or faxed to the addresses or fax numbers set forth below, as the case may be, or such other address or number as any party may specify in writing to the others:

If to the Investment Adviser:

Name: Deutsche Investment Management Americas Inc.

Address:

Attn: President

Tel:

Fax:

If to the Subadviser:

Name: Northern Trust Investments, Inc.

Address: 50 South LaSalle Street, Chicago, Illinois 60675

Attn: Donald R. Pollak, Senior Vice President

Tel: (312) 444-7795

Fax: (312) 444-4866

If delivered, such notices shall be deemed given upon receipt by the other party or parties. If mailed, such notices shall be deemed given seven (7) days after being mailed. If faxed, notices shall be deemed given on the next business day after confirmed transmission to the correct fax number.

20.    Execution in Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

[INVESTMENT ADVISER]

By:

Its:

NORTHERN TRUST INVESTMENTS, INC.

By:

Its:

SCHEDULE A

FEES

	Investment Type	Fee Tier Structure by Assets under Management	Applicable Fee
1.	S&P 500	On the first $2 billion	1.5 bps
		On the next $2 billion	1 bps
		Over $4 billion	0.5 bps
2.	US Bond	On the first $100 million	4 bps
		On the next $400 million	2 bps
		Over $500 million	1 bps
3.	EAFE	On the first $100 million	9 bps
		On the next $400 million	6.75 bps
		Over $500 million	3 bps
4.	Small Cap	On the first $100 million	8 bps
		On the next $400 million	4 bps
		Over $500 million	2 bps
5.	Enhanced Domestic Equity	On the first $200 million	20 bps
		On the next $300 million	15 bps
		Over $500 million	12 bps

EXHIBIT G

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY DeAM, INC.

Funds With Similar Investment Objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees
Scudder Balanced Fund Class S	$394,694,223.85	0.470%	(1)
Scudder Balanced Fund Class AARP	302,552,525.26	0.470%	(1)
SVS I—Balanced Portfolio	128,739,932.56	0.475%
Scudder Total Return Fund Class A	1,733,248,424.40	0.580%	(2)
Scudder Total Return Fund Class B	295,271,796.64	0.580%	(2)
Scudder Total Return Fund Class C	55,943,425.45	0.580%	(2)
Scudder Total Return Fund Class I	5,561,143.25	0.580%	(2)
SVS II Total Return Portfolio—Class A	653,466,314.79	0.550%
SVS II Total Return Portfolio—Class B	9,668.35	0.550%

(1)	Advisory fees are subject to the following breakpoints: 0.47% on the first $1.5 billion in assets, 0.445% on the next $500 million in assets and 0.42% on assets in excess $2 billion.

(2)	Advisory fees are subject to the following breakpoints: 0.58% on the first $250 million in assets, 0.55% on the next $750 million in assets, 0.53% on the next $1.5 billion in assets, 0.51% on the next $2.5 billion in assets, 0.48% on the next $2.5 billion in assets, 0.46% on the next $2.5 billion in assets, 0.44% on the next $2.5 billion in assets and 0.42% on assets in excess of $12.5 billion.

G-1

EXHIBIT H

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND  PRINCIPAL EXECUTIVE OFFICER OF DeAM, INC.

The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017, except for William Butterly and John Kim whose business address is 345 Park Avenue, New York, NY 10154.

Name	Principal Occupation
Stephen R. Burke	Director
Lori Callahan	Director and President
Deborah Flickinger	Director
William N. Shiebler	Director
Gwyn Thomas	Director and Treasurer
David Baldt	Executive Vice President
Gary Bartlett	Executive Vice President
William G. Butterly, III	Executive Vice President, Secretary, General Counsel, and Chief Legal Officer
Richard Hale	Vice President
Daniel O. Hirsch	Vice President
Amy Olmert	Chief Compliance Officer
Joseph Rice	Assistant Treasurer
John Kim	Assistant Secretary

H-1

EXHIBIT I

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY NTI

Fund With Similar Investment Objective	Total Assets as of September 30, 2002	Contractual Advisory Fees
Northern Institutional Balanced Portfolio	$576,714,451.44	0.60	%(1)

(1)	0.50% after fee waivers.

I-1

EXHIBIT J

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND  PRINCIPAL EXECUTIVE OFFICER OF NTI

Set forth below is information concerning the principal executive officer and each director of Northern Trust Investments, Inc. The business address of each such person is 50 South LaSalle Street, Chicago, IL 60675.

Name and Position with Northern Trust Investments, Inc.	Principal Occupation
Stephen B. Timbers Chairman, President and Chief Executive Officer	President, Northern Trust Global Investments, and Executive Vice President, Northern Trust Corporation and The Northern Trust Company

Judy M. Bednar Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Carl J. Domino Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Orie Leslie Dudley, Jr. Director and Executive Vice President	Executive Vice President and Chief Investment Officer, Northern Trust Corporation and The Northern Trust Company

Perry R. Pero Director	Vice Chairman and Chief Financial Officer, Northern Trust Corporation and The Northern Trust Company

Stephen N. Potter Director and Senior Vice President	Senior Vice President The Northern Trust Company

Alan W. Robertson Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Kevin J. Rochford Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Peter L. Rossiter Director	President—Corporate and Institutional Services Northern Trust Corporation and The Northern Trust Company

Terence J. Toth Director and Executive Vice President	Executive Vice President The Northern Trust Company

Frederick H. Waddell Director	Executive Vice President The Northern Trust Company

Lloyd A. Wennlund Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

J-1

EXHIBIT K

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the ‘Agreement’) is made as of this              day of             , 2003 among (i) BT Pyramid Mutual Funds (the ‘BT Pyramid Trust’), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Scudder Asset Management Fund (the ‘Acquiring Fund’), a series of the BT Pyramid Trust, and (ii) BT Investment Funds (the ‘BT Investment Trust’), a business trust organized under the laws of the Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Scudder Lifecycle Long Range Fund (the ‘Acquired Fund’), a series of BT Investment Trust.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the ‘Code’). The reorganization (the ‘Reorganization’) will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) the issuance of a new class of shares of beneficial interest of the Acquiring Fund (the ‘Acquiring Fund Shares’) to the Acquired Fund, and (b) the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund, and (ii) the distribution by the Acquired Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and the dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code;

WHEREAS, the Acquired Fund is a series of a registered open-end management investment company and the Acquiring Fund is a series of a registered open-end management investment company;

WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees of the BT Pyramid Trust on behalf of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for shares of the Acquiring Fund and the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the BT Investment Trust on behalf of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for shares of the Acquiring Fund and the assumption of certain scheduled liabilities of the Acquired Fund is advisable and in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR MERGER CLASS SHARES OF THE ACQUIRING FUND AND ASSUMPTION OF THE ACQUIRED FUND’S SCHEDULED LIABILITIES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND.

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets to the Acquiring Fund as set forth in paragraph 1.2 free and clear of all liens and encumbrances, and the Acquiring Fund agrees in exchange therefor: (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund’s net assets transferred to the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2; and (b) to assume certain scheduled liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing on the Closing date provided for in paragraph 3.1 (the ‘Closing’ and the ‘Closing Date’, respectively).

1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all the property of the Acquired Fund, including, without limitation, all good will, all interests in the name of the Acquired Fund, all other intangible property and all books and records of the Acquired Fund.

(b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund’s assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities in the ordinary course of its business (except to the extent sales may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund’s known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Investment Company Capital Corporation (‘ICCC’), as administrator of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

1.4. On the Closing Date or as soon thereafter as is conveniently practicable (the ‘Liquidation Date’), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record determined as of the close of business on the Closing Date (the ‘Acquired Fund Shareholders’), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the shareholders of the Acquired Fund and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of beneficial interest of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although any share certificates representing shares of beneficial interest of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus and statement of additional information.

1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is dissolved.

1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be dissolved under the laws of the Commonwealth of Massachusetts and in accordance with its governing documents.

2.	VALUATION

2.1. The value of the assets of the Acquired Fund to be transferred, and liabilities of the Acquired Fund to be assumed, hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the ‘NYSE’) on the date of the Closing of the Reorganization (such time and date being hereinafter called the Closing Date or the ‘Valuation Date’), using the valuation procedures set forth in the Acquired Fund’s most recent annual report to stockholders.

2.2. The net asset value of the Acquiring Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

2.3 The net asset value of the Acquired Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquired Fund’s most recent annual report to stockholders.

2.4. All computations of value shall be made by the Funds’ pricing agent in accordance with its regular practice as pricing agent for the Acquiring Fund and in accordance with its regular practice as pricing agent for the Acquired Fund.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be                          , 2003, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Deutsche Asset Management, One South Street, Baltimore, Maryland 21202, or at such other time and/or place as the parties may agree.

3.2. The custodian for the Acquired Fund (the ‘Custodian’) shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the BT Investment Trust or the BT Pyramid Trust shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding full and fractional shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the President or a Vice President of the Fund. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS AND WARRANTIES

4.1. The BT Investment Trust and the Acquired Fund represents and warrants to the BT Pyramid Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a series of the BT Investment Trust, which is a business trust, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The BT Investment Trust is a registered closed-end investment management company, and its registration with the Securities and Exchange Commission (the ‘Commission’) as an investment company under the Investment Company Act of 1940, as amended (the ‘1940 Act’), is in full force and effect;

(c) The BT Investment Trust is not, and the execution, delivery and performance of this Agreement with respect to the Acquired Fund will not result, in a material violation of its Declaration of Trust, or any amendment thereto, or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the BT Investment Trust is a party or by which it is bound;

(d) The BT Investment Trust has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Acquired Fund prior to the Closing Date;

(e) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the BT Investment Trust with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The BT Investment Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and neither the BT Investment Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the BT Investment Trust’s ability on behalf of the Acquired Fund to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities of the Acquired Fund as of  March 31, 2002, has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

(g) Since March 31, 2002, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by each of the other parties hereto. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change;

(h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on such returns) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operations, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify and be treated as such for its final taxable year ending on the Closing Date;

(j) For each taxable year of its operations, the Acquired Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

(k) All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly authorized and validly issued, fully paid and non-assessable. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

(l) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the ‘1933 Act’), other than as disclosed in writing to, and accepted in writing by, the Acquiring Fund;

(m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the BT Investment Trust’s Board of Trustees, on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund shareholders, assuming due authorization, execution and delivery by the BT Investment Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the BT Investment Trust on behalf of the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

(o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the BT Investment Trust on behalf of the Acquired Fund of the transactions contemplated by this Agreement;

(p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to and accepted by the Acquiring Fund; and

(q) To the best of its knowledge, after consulting with its independent auditors, the BT Investment Trust on behalf of the Acquired Fund has not taken or agreed to take any action that would prevent the Reorganization from constituting a transaction qualifying as a reorganization under Section 368(a) of the Code.

4.2.	The BT Pyramid Trust and the Acquiring Fund represent and warrant to the BT Investment Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a series of the BT Pyramid Trust, which is a business trust, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The BT Pyramid Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus of and statement of additional information of the BT Pyramid Trust on behalf of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The BT Pyramid Trust has, and at the Closing Date will have, good and marketable title to the Acquiring Fund’s assets;

(e) The BT Pyramid Trust is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the BT Pyramid Trust is a party or by which it is bound;

(f) No material litigation or administrative proceeding or investigation of the same, before any court or governmental body, is presently pending or, to the best of its knowledge, threatened against the BT Pyramid Trust with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The BT Pyramid Trust and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither the BT Pyramid Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the BT Pyramid Trust’s ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

(g) The Statement of Assets and Liabilities of the Acquiring Fund as of  March 31, 2002, has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(h) Since March 31, 2002, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change;

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been timely filed, and all federal and other taxes (whether or not shown as due on said returns and reports) shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify and be treated as such on the Closing Date;

(k) For each taxable year of its operations, the Acquiring Fund has met the requirements of Section 851(g) of the Code for qualification and treatment as a separate corporation and will qualify and be treated as such for its final taxable year ending on the Closing Date;

(l) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

(m) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the BT Pyramid Trust’s Board of Trustees on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery by the BT Institutional Trust on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the BT Pyramid Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

(o) The information to be furnished by BT Pyramid Trust on behalf of the Acquiring Fund, for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p) The BT Pyramid Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund’s operations after the Closing Date;

(q) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the BT Pyramid Trust on behalf of the Acquiring Fund of the transactions contemplated by this Agreement.

5.	COVENANTS OF EACH OF THE PARTIES

5.1. The BT Investment Trust, on behalf of the Acquired Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 7.6 hereof), in each case payable either in cash or in additional shares. The Acquired Fund will, prior to the Closing, declare and pay all undistributed distributions/dividends for its current fiscal year.

5.2. The BT Pyramid Trust, on behalf of the Acquiring Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

5.3. This Agreement will have been approved by the affirmative vote of a majority of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote on the matter. The Acquired Fund will take all action necessary to obtain approval of the transactions contemplated herein.

5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.6. Subject to the provisions of this Agreement, the BT Investment Trust, on behalf of the Acquired Fund, and the BT Pyramid Trust, on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

5.8. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement, in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the ‘1934 Act’), and the 1940 Act in connection with the Acquired Fund’s stockholders approval of this Agreement and the transactions contemplated herein.

5.9 The Acquired Fund and the Acquiring Fund shall each use its best reasonable efforts to cause the Reorganization to be treated as a reorganization within the meaning of Section 368(a) of the Code.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The obligations of each Fund to consummate the transactions provided for herein shall be subject, at their election, to the performance by each Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

6.1. All representations and warranties made in this Agreement by or on behalf of the Funds shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities showing the federal income tax basis and holding periods as of the Closing Date, certified by the Acquired Fund’s Treasurer or Assistant Treasurer on behalf of the Acquired Fund;

6.3 The BT Investment Trust, on behalf of the Acquired Fund and BT Pyramid Trust, on behalf of the Acquiring Fund shall have delivered to the Acquiring Fund and the Acquired Fund, respectively, on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and the Acquired Fund, respectively, and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquired Fund and the Acquiring Fund, respectively, are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

7.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

7.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the BT Investment Trust’s Declaration of Trust and By-laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the conditions set forth in this paragraph 7.1;

7.2. On the Closing Date, no action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

7.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘no-action’ positions of and exemptive orders from such federal and state authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party hereto, provided that any party may for itself waive any of such conditions;

7.4. [Reserved.]

7.5. The Acquired Fund shall have distributed to its stockholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date.

7.6. The parties shall have received a favorable written opinion of Willkie Farr & Gallagher, addressed to the BT Pyramid Trust with respect to the Acquiring Fund and the BT Investment Trust with respect to the Acquired Fund, and satisfactory to each of             , as Secretary of the Acquiring Fund, and             , as Secretary of the Acquired Fund, substantially to the effect that for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares of beneficial interest and the dissolution of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be ‘a party to a reorganization’ within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the Acquired Fund stockholders;

(c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund;

(d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

(e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund’s tax holding period for those assets;

(f) The Acquired Fund stockholders will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

(g) The basis of the Acquiring Fund Shares received by each Acquired Fund stockholder in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

(h) The tax holding period of the Acquiring Fund Shares received by each Acquired Fund stockholder will include the tax holding period for the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares were held as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, no party hereto may waive in any material respect the conditions set forth in this paragraph 7.6.

7.7 The parties shall have received a favorable written opinion of Willkie Farr & Gallagher addressed to the Acquired Fund, and satisfactory to Daniel O. Hirsch, as Secretary of the Acquiring Fund and the Acquired Fund, substantially to the effect that all Acquiring Fund Shares, when issued in accordance with the terms of this Agreement, will be legally and validly issued, fully paid and non-assessable by the Acquiring Fund.

7.8 Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself and its shareholders that are reasonably necessary to enable Willkie Farr & Gallagher to deliver its opinions substantially as set forth in paragraphs 7.6 and 7.7.

8.	BROKERAGE FEES AND EXPENSES

8.1. Each party hereto represents and warrants to each other party hereto, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2. [Each party will bear its own expenses in connection with the transaction, except that DeAM, Inc. will pay certain expenses incurred in connection with the Reorganization.]

8.3 Shareholders of the Acquired Fund and shareholders of the Acquiring Fund will bear their respective expenses, if any, in connection with the transaction.

9.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

9.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraphs 4.1, 4.2, 5.1 and 5.2 through 5.9 hereof and that this Agreement constitutes the entire agreement between the parties.

9.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10.	TERMINATION

10.1. This Agreement may be terminated at any time prior to the Closing Date by: (a) the mutual agreement of the BT Investment Trust on behalf of the Acquired Fund and the BT Pyramid Trust on behalf of the Acquiring Fund; (b) any party in the event that the other party hereto shall materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (c) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

10.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to any other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

11.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the BT Investment Trust on behalf of the Acquired Fund and the BT Pyramid Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the BT Investment Trust on behalf of the Acquired Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the BT Investment Trust, on behalf of the Acquired Fund, and the BT Pyramid Trust, on behalf of the Acquiring Fund, at One South Street, Baltimore, MD 21202.

13.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of [Massachusetts].

13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5. It is expressly agreed that the obligations of the BT Investment Trust and the BT Pyramid Trust shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the BT Investment Trust or the trust property of the BT Pyramid Trust, as the case may be, as provided in the trust instruments of the BT Investment Trust and the BT Pyramid Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of the BT Investment Trust and the Trustees of the BT Pyramid Trust, and this Agreement has been executed by authorized officers of the BT Investment Trust and the BT Pyramid Trust acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the BT Investment Trust and the trust property of the BT Pyramid Trust, as the case may be, as provided in the Declaration of Trust of the BT Investment Trust and the Declaration of Trust of the BT Pyramid Trust.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	BT INVESTMENT FUNDS, on behalf of SCUDDER LIFECYCLE LONG RANGE FUND

By	By
Name:	Name:
Title:	Title:

Attest:	BT PYRAMID MUTUAL FUNDS, on behalf of SCUDDER ASSET MANAGEMENT FUND

By	By
Name:	Name:
Title:	Title:

For more information please call your Fund’s information agent, Georgeson

Shareholder Communications, Inc. at 1-866-665-4743.

Lifecycle

FORM OF PROXY CARD

MUTUAL FUND SERVICES—LEGAL DEPARTMENT

[Code]

One South Street

Baltimore, Maryland 21202-3220

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Call .
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Go to Website www. .com.
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

BT Investment Funds

[Name of Fund]

One South Street Baltimore, Maryland 21202

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

         10 a.m., Eastern time,

on March 17, 2003

The undersigned hereby appoints Daniel O. Hirsch and Lisa Hertz, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I, Proposal II and Proposal III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal III, as votes AGAINST the Proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I and II.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN

THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Proposals I. Approval of a New Advisory Agreement with Deutsche Asset Management, Inc.

FOR ☐ AGAINST ☐ ABSTAIN ☐

II.    Approval of a New Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

III.    (Lifecycle Long Range Fund only)
Approval of an Agreement and Plan of Reorganization between BT Investment Funds, on behalf of Scudder Lifecycle Long Range Fund, and BT Pyramid Mutual Funds, on behalf of Scudder Asset Management Fund.

FOR  ☐    AGAINST  ☐    ABSTAIN  ☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting Receipt of the Notice and the Joint Proxy Statement is hereby acknowledged.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date

2

FORM OF PROXY CARD

MUTUAL FUND SERVICES—LEGAL DEPARTMENT

[Code]

One South Street

Baltimore, Maryland 21202-3220

To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Call .
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Go to Website www. .com.
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:

BT Pyramid Mutual Funds

Asset Management Fund

One South Street

Baltimore, Maryland 21202

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

10:00 a.m. , Eastern time,

on March 17, 2003

The undersigned hereby appoints Daniel O. Hirsch and Lisa Hertz, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I and Proposal II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN

THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Proposals I. Approval of a New Advisory Agreement with Deutsche Asset Management, Inc.

FOR ☐ AGAINST ☐ ABSTAIN ☐

II. Approval of a New Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.

FOR ☐ AGAINST ☐ ABSTAIN ☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting Receipt of the Notice and the Joint Proxy Statement is hereby acknowledged.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date

4